UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act File Number:  811-09913

                      INVESCO Counselor Series Funds, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                4350 South Monaco Street, Denver, Colorado 80237
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip code)

      Glen A. Payne, Esq., 4350 South Monaco Street, Denver, Colorado 80237
      ---------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 720-624-6300

Date of fiscal year end: August 31, 2003

Date of reporting period: August 31, 2003

ITEM 1. REPORT TO SHAREHOLDERS

AUGUST 31, 2003

ANNUAL REPORT
--------------------------------------------------------------------------------
INVESCO COUNSELOR SERIES FUNDS, INC.

EFFECTIVE OCTOBER 1, 2003, INVESCO COUNSELOR SERIES FUNDS, INC. WILL CHANGE ITS NAME TO AIM COUNSELOR SERIES FUNDS, INC.

ADVANTAGE FUND

ADVANTAGE HEALTH SCIENCES FUND
(FORMERLY, ADVANTAGE GLOBAL HEALTH SCIENCES FUND)


"...OUR OPTIMISM ABOUT THE ECONOMY HAS NOT WAVERED."
SEE PAGE 4


[INVESCO ICON]  INVESCO (R)

[PHOTOGRAPH OF RAY CUNNINGHAM OMITTED]

NEW DISTRIBUTOR FOR INVESCO FUNDS

FELLOW SHAREHOLDER:

In recent months, we at INVESCO have taken some key steps in our ongoing effort to provide you with high-quality investment products and services. As you may have already heard, we've begun working more closely with our affiliates at AIM Investments,(SM)* a well-respected leader in the asset management industry. As a result, A I M Distributors, Inc. became the distributor of INVESCO's U.S. retail funds effective July 1, 2003. This move has allowed us to create a single distribution system for both our companies that is supported by more than 200,000 financial consultants.

In addition, some of INVESCO's funds, including Advantage Fund, underwent portfolio management shifts on July 1. You'll notice that while the investment objectives for INVESCO Advantage remain the same, this fund is now under the stewardship of a veteran portfolio management team from AIM. You can read more about the new managers on page 4. And on September 30, 2003, INVESCO Advantage Global Health Sciences Fund was renamed Advantage Health Sciences Fund.

Finally, the INVESCO Web site is now integrated into aiminvestments.com, which has been rated the top financial Web site for 10 consecutive quarters by the DALBAR financial professional MutualFund WebMonitor report.** You can access important information about INVESCO's Counselor Series Funds, including share prices, investment objectives, and portfolio manager biographies, at AIM's Web site.

Thank you for your continued support. If you have questions about any of these changes, please don't hesitate to call us at 1-800-959-4246.

Sincerely,

/s/Ray Cunningham

Ray Cunningham
President and CEO, INVESCO Funds Group, Inc.

* AIM INVESTMENTS IS A SERVICE MARK OF A I M MANAGEMENT GROUP INC., AND IS THE SUBJECT OF A PENDING APPLICATION FOR TRADEMARK REGISTRATION. A I M ADVISORS, INC., A I M CAPITAL MANAGEMENT, INC., A I M PRIVATE ASSET MANAGEMENT, INC. AND
A I M ALTERNATIVE ASSET MANAGEMENT COMPANY, INC. ARE THE INVESTMENT ADVISORS FOR THE PRODUCTS AND SERVICES REPRESENTED BY AIM INVESTMENTS. A I M DISTRIBUTORS, INC., IS THE DISTRIBUTOR FOR THE RETAIL MUTUAL FUNDS AND FUND MANAGEMENT COMPANY IS THE DISTRIBUTOR FOR THE INSTITUTIONAL MONEY MARKET FUNDS REPRESENTED BY AIM INVESTMENTS.

** DALBAR, INC., IS AN INDEPENDENT ORGANIZATION THAT PROVIDES BENCHMARKS AND RATINGS FOR FINANCIAL SERVICES COMPANIES. THE DALBAR WEBMONITOR AWARD IS BASED ON FOUR EVALUATION CRITERIA: SITE FUNCTIONS, USABILITY, CURRENCY AND RELEVANCE OF CONTENT, AND CONSISTENCY OF WEB SITE IMAGE AND CONTENT.

"...SHORT   SELLING  REMAINS  AN  IMPORTANT   TACTIC  OF  THE  FUND'S  LONG-TERM
STRATEGY..."
-- PAGE 6

TABLE OF CONTENTS

LETTER FROM THE CHAIRMAN............................1
FUND REPORTS........................................3
INVESTMENT HOLDINGS.................................8
FINANCIAL STATEMENTS...............................18
NOTES TO FINANCIAL STATEMENTS......................24
FINANCIAL HIGHLIGHTS...............................32
OTHER INFORMATION..................................38

                                                INVESCO COUNSELOR SERIES FUNDS, INC.
                                                            TOTAL RETURN
                                                       PERIODS ENDED 8/31/03*

                                                                                                         10 years+       Manager's
                                                          Cumulative                                      or Since        Report
Fund (Inception)                                           6 months           1 year        5 years+     Inception^       Page #
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS A WITH SALES CHARGE (8/00)            16.04%            3.31%            N/A      (17.69%)^+         3
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS A (8/00)                              22.69%            9.35%            N/A      (16.14%)^+         3
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS B WITH CDSC (8/00)                    17.44%            4.24%            N/A      (17.24%)^+         3
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS B (8/00)                              22.44%            9.24%            N/A      (16.44%)^+         3
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS C WITH CDSC (8/00)                    21.10%            7.81%            N/A      (16.66%)^+         3
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS C (8/00)                              22.10%            8.81%            N/A      (16.66%)^+         3
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE HEALTH SCIENCES FUND -
  CLASS A WITH SALES CHARGE (1/92)                           10.83%            2.87%           1.39%      10.50%            5
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE HEALTH SCIENCES FUND - CLASS A (1/92)              17.29%            8.87%           2.54%      11.13%            5
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE HEALTH SCIENCES FUND -
  CLASS B WITH CDSC (5/01)                                   11.33%            2.14%            N/A       (6.72%)^+         5
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE HEALTH SCIENCES FUND - CLASS B (5/01)              16.33%            7.14%            N/A       (5.47%)^+         5
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE HEALTH SCIENCES FUND -
  CLASS C with CDSC (5/01)                                   14.43%            5.14%            N/A       (6.59%)^+         5
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE HEALTH SCIENCES FUND - CLASS C (5/01)              15.43%            6.14%            N/A       (6.59%)^+         5
------------------------------------------------------------------------------------------------------------------------------------

* PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE FUNDS' CLASS A PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 5.50%. THE FUNDS' CLASS B AND CLASS C PERFORMANCE REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE FOR THE PERIODS SHOWN. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC OF CLASS C SHARES IS 1% FOR THE FIRST 13 MONTHS AFTER PURCHASE. EFFECTIVE AUGUST 18, 2003, THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST 12 MONTHS AFTER PURCHASE. THE PERFORMANCE OF THE FUND'S CLASS A, CLASS B AND CLASS C SHARES WILL DIFFER DUE TO THE DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

+ AVERAGE ANNUALIZED

^ FOR FUNDS OR SHARE CLASSES INTRODUCED MORE RECENTLY

PERFORMANCE INFORMATION PROVIDED IN THIS REPORT DOES NOT REFLECT THE DEDUCTION OF TAXES SHAREHOLDERS PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE INDUSTRIES AND/OR SECTORS USED FOR PORTFOLIO SECURITIES CLASSIFICATION THAT MAY BE USED THROUGHOUT THIS REPORT ARE THE GLOBAL INDUSTRY CLASSIFICATION STANDARD WHICH WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY AND A SERVICE MARK OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S.(R)

YOUR FUND'S REPORT
ADVANTAGE FUND
FUND PERFORMANCE

DEAR SHAREHOLDER:

For the 12-month period ended August 31, 2003, the value of Advantage Fund -- Class A shares increased by 9.35% (without sales charge). This return trailed the 13.92% gain recorded by its benchmark, the Russell 3000 Index. (Of course, past performance is not a guarantee of future results.)(1),(2) For performance of other share classes, please see page 2.

In absolute terms, it was a strong period for the fund, as many of its holdings benefited from renewed strength in the stock market. Aside from a few months of weakness in early 2003, when investors worried about the conflict in Iraq, stocks generally trended higher throughout the period.

TECHNOLOGY STOCKS SURGED

The market's -- and the fund's -- best-performing sector was technology, which benefited from investors' generally bullish attitude. The technology sector rallied sharply after the Federal Reserve's final 2002 rate cut in November, a move that encouraged investors and had them feeling more optimistic about the likelihood of an increase in enterprise and consumer spending. Although the tech sector paused in early 2003 when the market's anxieties relating to the war tempered enthusiasm, for most of the period improved sentiment led to strong gains in most technology industries. The fund benefited from its exposure to Internet software and services companies, such as United Online; semiconductor companies, such as Intel Corp; and software holdings, such as Microsoft Corp.

--------------------------------------------------------------------------------
                                 ADVANTAGE FUND
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 8/31/03
--------------------------------------------------------------------------------
General Electric..............................................2.86%
Microsoft Corp................................................2.75%
Citigroup Inc.................................................2.73%
Intel Corp....................................................2.53%
Pfizer Inc....................................................2.14%
Semiconductor HOLDRs Trust....................................1.89%
Wal-Mart Stores...............................................1.77%
Cisco Systems.................................................1.74%
Johnson & Johnson.............................................1.71%
Teva Pharmaceutical Industries Ltd
Sponsored ADR Representing Ord Shrs...........................1.62%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

The market's optimism about the economy also supported our consumer discretionary stocks. Among the sub-sectors that made positive contributions to the fund's performance were our holdings in the leisure, apparel, Internet retailers, and specialty retailers. Individual standouts included online auctioneer eBay Inc and Pacific Sunwear of California in specialty retailing.

HEALTH CARE SERVICE PROVIDERS HURT PERFORMANCE

The strong relative performance of the tech and consumer discretionary sectors could not offset underperformance in other groups. In many of these weaker areas, our holdings advanced during the period, but by less than the broader market, accounting for the fund's relative performance shortfall. Lagging groups included the fund's health care stocks, particularly our health care service providers, which declined in the wake of concerns about Medicare pricing. The fund's market-weighted pharmaceuticals position also detracted from relative performance. Although our holdings in pharmaceuticals advanced strongly and handily outperformed those drug stocks represented in the Russell 3000 Index, the fact that the fund was heavily weighted in an underperforming area hurt our relative showing.

The same was true for the fund's consumer staples weighting. Once again, our stock selection worked well, as companies such as United Natural Foods and Wal-Mart Stores outperformed the rest of the sector. However, our decision to overweight the group, which lagged the broader market, undermined performance.

Meanwhile, we continued to employ several "plain vanilla" option strategies during the period, many of which added value. In one strategy, we sold other investors the right to buy individual stocks in our portfolio at significantly higher prices. When everything worked well, we not only locked in healthy profits on the sale, but also received a premium when we sold the right. In another strategy known as selling "naked put" options, we sold other investors the right to sell us blue chip stocks at prices that were significantly lower than where they were trading. To us, these "naked put" transactions meant we were being paid to buy what we believed were some of the world's greatest companies at prices that we anticipate will prove to be exceptionally cheap over the next three to five years.

As the market stabilized during the late spring and early summer, we ratcheted back our options strategies. The risk/reward profile for these strategies became less favorable, as the market became less nervous and was less willing to pay up for options that would provide them the "portfolio insurance" that we were selling earlier in the year.

ENERGY AND FINANCIAL SERVICES STOCKS ADVANCED BUT HURT RELATIVE PERFORMANCE

Other areas that made positive contributions to absolute performance but hurt our showing when compared to the index included our stakes in the energy, financial services, and telecommunications sectors. The fund's exposure to the industrial and utilities sectors finished the period in the red.

Looking ahead, our optimism about the economy has not wavered. We continue to believe business will improve in the coming year, and we have positioned the portfolio in an effort to best capitalize on the recovery.

SINCE 7/1/03, THE FUND HAS BEEN MANAGED BY STEVEN A. BRASE, BRANT H. DEMUTH, ROBERT C. LESLIE, AND CHARLES D. SCAVONE.

LINE GRAPH: INVESCO ADVANTAGE FUND - CLASS A, B & C, GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Advantage Fund - Class A to the value of a $10,000, the value of a $10,000 investment in INVESCO Advantage Fund - Class B, and the value of a $10,000 investment in INVESCO Advantage Fund - Class C to the value of a $10,000 investment in the Russell 3000 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Advantage Fund - Class A, Class B, and Class C inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (8/01) through 8/31/03.

         INVESCO Advantage     INVESCO Advantage     INVESCO Advantage     Russell 3000 Index(2)
         Fund - Class A        Fund - Class B        Fund - Class C
8/00     $10,000               $10,000               $10,000               $10,000
8/01     $ 7,624               $ 8,004               $ 7,994               $ 7,644
8/02     $ 5,079               $ 5,323               $ 5,301               $ 6,321
8/03     $ 5,556               $ 5,649               $ 5,768               $ 7,202

PIE CHART:      ADVANTAGE FUND
                SECTOR DIVERSIFICATION
                AS OF 8/31/03
                [PIE CHART]

                % OF TOTAL ASSETS

                o Information Technology.......................20.20%
                o Health Care..................................17.28%
                o Financials...................................15.26%
                o Consumer Staples.............................10.39%
                o Consumer Discretionary.......................10.15%
                o Industrials...................................7.19%
                o Energy........................................5.82%
                o Telecommunications Services...................3.96%
                o Utilities.....................................2.60%
                o Materials.....................................0.74%
                o Derivatives-Options...........................0.40%
                o Net Cash & Cash Equivalents...................6.01%

(1) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPH ILLUSTRATES THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(2) THE RUSSELL 3000 INDEX CONSISTS OF 3,000 STOCKS, PRIMARILY ISSUED BY U.S. COMPANIES, THAT INCLUDES ISSUES OF ALL SIZES, FROM LARGE TO SMALL CAPITALIZATION COMPANIES. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND, INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

INVESTORS SHOULD REALIZE THAT THE USE OF LEVERAGE COULD CAUSE THE NET ASSET VALUE OF THE FUND'S SHARES TO DECREASE FASTER THAN IF THE FUND HAD NOT USED LEVERAGE.

THE FUND MAY BE REQUIRED TO PAY A PREMIUM TO BORROW SECURITIES, AND JUST AS THERE IS NO GUARANTEE A STOCK PURCHASED WILL RISE, THERE IS NO GUARANTEE A STOCK "SHORTED" WILL FALL.

THE PRINCIPAL RISK OF INVESTING IN DERIVATIVES, SUCH AS OPTIONS, IS THAT THE FLUCTUATIONS IN THEIR VALUES MAY NOT CORRELATE PERFECTLY WITH THE OVERALL SECURITIES MARKETS AND MAY BE MORE SENSITIVE TO INTEREST RATE CHANGES AND MARKET PRICE FLUCTUATIONS THAN OTHERS. FURTHER, THE USE OF OPTIONS MAY INCREASE MARKET RISK FOR THE FUND.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

MEET THE NEW MANAGEMENT TEAM

[PHOTOGRAPH OF STEVEN A. BRASE OMITTED] [PHOTOGRAPH OF BRANT H. DEMUTH OMITTED]

STEVEN A. BRASE, CFA (LEFT)
STEVEN BRASE HAS BEEN IN THE INVESTMENT BUSINESS SINCE 1995 AND JOINED AIM IN 1998. HE HAS A BS IN MECHANICAL ENGINEERING FROM THE UNIVERSITY OF CALIFORNIA AT SANTA BARBARA. HE EARNED HIS MBA FROM THE UNIVERSITY OF VIRGINIA.

BRANT H. DEMUTH, CFA
BRANT DEMUTH JOINED AIM IN 1996 AS HEAD OF RISK MANAGEMENT AND WAS PROMOTED TO HIS CURRENT POSITION IN 1998. HE BEGAN HIS INVESTMENT CAREER IN 1987. HE RECEIVED A BS IN BUSINESS ADMINISTRATION FROM COLORADO STATE UNIVERSITY AND AN MBA IN OIL AND GAS FINANCE FROM THE UNIVERSITY OF DENVER.

[PHOTOGRAPH OF ROBERT C. LESLIE OMITTED] [PHOTOGRAPH OF CHARLES D. SCAVONE OMITTED]

ROBERT C. LESLIE, CFA (LEFT)
ROBERT LESLIE BEGAN HIS INVESTMENT CAREER IN 1985 AND JOINED AIM IN 1998. HE RECEIVED HIS BA IN MUSIC PERFORMANCE FROM SUSQUEHANNA UNIVERSITY AND AN MBA IN FINANCE FROM THE UNIVERSITY OF MARYLAND.

CHARLES D. SCAVONE, CFA
CHARLES SCAVONE HAS BEEN IN THE INVESTMENT BUSINESS SINCE 1991 AND JOINED AIM IN 1996. HE EARNED A BBA FROM SOUTHEASTERN LOUISIANA UNIVERSITY AND AN MBA FROM THE UNIVERSITY OF HOUSTON.

YOUR FUND'S REPORT
ADVANTAGE HEALTH SCIENCES FUND
FUND PERFORMANCE

DEAR SHAREHOLDER:

For the 12-month period ended August 31, 2003, the value of Advantage Health Sciences Fund-Class A shares advanced 8.87% (without sales charge), compared with a 29.01% gain in the Morgan Stanley Health Care Products Index and a 3.89% gain in the S&P 500 Health Care Index(R) during the same period. (Of course, past performance is not a guarantee of future results.)(3),(4) For performance of other share classes, please see page 2.

PRIVATE EQUITY AND HEALTH SERVICES WEIGHTINGS HAMPER PERFORMANCE

Although the fund logged a healthy gain for the fiscal year, it lagged its benchmark. We attribute the underperformance in part to our weighting in private equities, illiquid securities purchased by the fund's prior management team. With venture capital opportunities continuing to dry up this past year, many of these holdings suffered sharp losses.

--------------------------------------------------------------------------------
                         ADVANTAGE HEALTH SCIENCES FUND
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 8/31/03
--------------------------------------------------------------------------------
Amgen Inc.....................................................4.17%
Teva Pharmaceutical Industries Ltd
Sponsored ADR Representing Ord Shrs...........................3.91%
Boston Scientific.............................................3.57%
Alcon Inc.....................................................3.40%
Genentech Inc.................................................3.18%
Anthem Inc....................................................2.99%
Aetna Inc.....................................................2.93%
WellPoint Health Networks.....................................2.91%
UnitedHealth Group............................................2.87%
C.R. Bard ....................................................2.76%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

Our position in health services companies during the fourth quarter of 2002 was another negative factor. Leading up to the annual period ended August 31, the fund's health services holdings had performed extremely well through the market downturn -- particularly during the second and third quarters of 2002. Consequently, our weighting in the health care services sub-sector had become significant, with our hospital holdings in particular appreciating to become a substantial portion of the portfolio.

However, at the end of October 2002, Tenet Healthcare (no longer a fund holding) fell under scrutiny for its Medicare pricing tactics -- news that quickly clouded the entire services area. Following this development, the fund's exposure to Tenet and other services leaders proved detrimental, hampering performance and negatively affecting our overall return for the year. Indeed, although we quickly liquidated our position in Tenet, our remaining holdings in other hospitals that fell in sympathy with Tenet proved detrimental to results.

In addition, the fund was hurt on a relative basis by its lack of exposure to small-cap biotechnology companies. Preferring to focus on profitable biotech stocks with products already on the market plus improving pipelines, we avoided the more speculative stocks in this sub-sector. Although we believe that this is the most prudent approach for long-term investors, the strategy held us back somewhat this past year, as many of the more speculative biotech stocks surged during the market rally that unfolded in the spring and summer of 2003.

MEDICAL DEVICE AND SPECIALTY PHARMACEUTICALS PROVIDE A BOOST

Throughout the period, we maintained a substantial weighting in medical device companies, and many of the fund's holdings representing this sub-sector performed quite well. One major contributor was Boston Scientific, one of two companies (the other is Johnson & Johnson, also a fund holding) that we believe are poised to dominate the promising drug-coated stent market -- potentially the largest new therapeutic market in health care. (Drug-coated stents are devices used to prop open arteries, and contain drugs to keep them unclogged.) We purchased Boston Scientific in the fall of 2002 and have seen its stock rise sharply since then.

The fund's specialty pharmaceutical holdings also had a favorable impact on performance. We maintained a strong presence in this group throughout the period, to the fund's benefit. Strong contributors included Teva Pharmaceutical Industries Ltd and Forest Laboratories, the latter of which the fund had owned for three years. We recently took profits in Forest Laboratories, allowing us to realize material gains on that stock.

LINE GRAPH:  INVESCO  ADVANTAGE HEALTH SCIENCES FUND - CLASS A GROWTH OF
$10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Advantage Health Sciences Fund - Class A to the value of a $10,000 investment in the S&P 500 Health Care Index(R)(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Advantage Health Sciences Fund - Class A, inclusion of sales charge, for the ten year period ended 8/31/03.

         INVESCO Advantage Health
         Sciences Fund - Class A             S&P 500 Health Care Index(R)(4)

8/93     $10,000                             $10,000
8/94     $10,336                             $11,817
8/95     $14,683                             $15,886
8/96     $18,828                             $20,999
8/97     $21,483                             $29,369
8/98     $23,937                             $38,327
8/99     $28,531                             $46,874
8/00     $43,271                             $51,590
8/01     $30,683                             $51,682
8/02     $24,934                             $43,749
8/03     $27,145                             $45,451

NOTE: THE MORGAN STANLEY HEALTH CARE PRODUCT INDEX(4) DOES NOT HAVE A 10-YEAR PERFORMANCE HISTORY.

STRATEGY INCLUDES OPPORTUNISTIC SHORT SELLING

During the period, we reduced the fund's exposure to short positions following strong gains attributable to this strategy in the second and third quarters of 2002. However, short selling remains an important tactic of the fund's long-term strategy, and we will continue to monitor potential opportunities for both short selling and the use of leverage -- another tactic provided for by the fund's flexible charter.

LINE GRAPH: INVESCO ADVANTAGE HEALTH SCIENCES FUND - CLASS B & C GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Advantage Health Sciences Fund - Class B and the value of a $10,000 investment in INVESCO Advantage Health Sciences Fund - Class C to the value of a $10,000 investment in the S&P 500 Health Index(R)(4) and to the value of a $10,000 investment in the Morgan Stanley Health Care Product Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Advantage Health Sciences Fund - Class B and Class C inclusion contingent deferred sales charge, respectively, for the period since inception (5/01) through 8/31/03.

         INVESCO Advantage          INVESCO Advantage          S&P 500 Health Care     Morgan Stanley Health
         Health Sciences            Health Sciences            Index(R)(4)             Care Product Index(4)
         Fund - Class B             Fund - Class C
5/01     $10,000                    $10,000                    $10,000                 $10,000
8/01     $10,230                    $10,069                    $ 9,884                 $10,509
8/02     $ 8,202                    $ 8,055                    $ 8,367                 $ 8,852
8/03     $ 8,524                    $ 8,550                    $ 8,692                 $11,420

FUND MANAGEMENT

[PHOTOGRAPH OF THOMAS R. WALD OMITTED]

THOMAS R. WALD, CFA
TOM WALD IS A VICE PRESIDENT OF INVESCO FUNDS GROUP. HE BEGAN HIS INVESTMENT CAREER IN 1988 AND JOINED INVESCO IN 1997. TOM RECEIVED HIS BA FROM TULANE UNIVERSITY AND HIS MBA FROM THE UNIVERSITY OF PENNSYLVANIA.

                         ------------------------------

ON SEPTEMBER 30, 2003, THE FUND WAS RENAMED INVESCO ADVANTAGE HEALTH SCIENCES FUND.

Recently, we have been increasing the fund's exposure to the managed care sub-sector. We've also purchased some leading pharmacy benefit managers, as we believe growth prospects look strong for these companies. At the same time, we have reduced the fund's overall weighting in medical device companies.

Turning to large-cap pharmaceuticals, we've maintained positions in key companies like Pfizer Inc, Wyeth, Eli Lilly & Co, and Bristol-Myers Squibb. We are cautiously awaiting these firms' new product cycles, which could lead to accelerated earnings going forward.

PIE CHART:     ADVANTAGE HEALTH SCIENCES FUND
               INDUSTRY DIVERSIFICATION
               AS OF 8/31/03
               [PIE CHART]

               % OF TOTAL NET ASSETS
                                                          LONG        SHORT
               o  Pharmaceuticals.......................40.71%      (1.31%)
               o  Health Care Equipment.................25.16%      (0.00%)
               o  Biotechnology.........................19.87%      (0.31%)
               o  Managed Health Care...................17.82%      (0.00%)
               o  Health Care Distributors..............10.03%      (0.00%)
               o  Health Care Facilities.................8.09%      (0.00%)
               o  Health Care Supplies...................0.37%      (0.00%)
                  Net Cash &
                  Cash Equivalents.....................(22.05%)

(3) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(4) THE S&P 500 HEALTH CARE INDEX(R) AND THE MORGAN STANLEY HEALTH CARE PRODUCT INDEX ARE BOTH UNMANAGED INDEXES REPRESENTATIVE OF THE STOCKS IN THE HEALTH CARE SECTOR. THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND, INCLUDING APPLICABLE FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

INVESTORS SHOULD REALIZE THAT THE USE OF LEVERAGE COULD CAUSE THE NET ASSET VALUE OF THE FUND'S SHARES TO DECREASE FASTER THAN IF THE FUND HAD NOT USED LEVERAGE.

THE FUND MAY BE REQUIRED TO PAY A PREMIUM TO BORROW SECURITIES, AND JUST AS THERE IS NO GUARANTEE A STOCK PURCHASED WILL RISE, THERE IS NO GUARANTEE A STOCK "SHORTED" WILL FALL.

THE PRINCIPAL RISK OF INVESTING IN DERIVATIVES, SUCH AS OPTIONS, IS THAT THE FLUCTUATIONS IN THEIR VALUES MAY NOT CORRELATE PERFECTLY WITH THE OVERALL SECURITIES MARKETS AND MAY BE MORE SENSITIVE TO INTEREST RATE CHANGES AND MARKET PRICE FLUCTUATIONS THAN OTHERS. FURTHER, THE USE OF OPTIONS MAY INCREASE MARKET RISK FOR THE FUND.

SECTOR FUNDS MAY EXPERIENCE GREATER SHORT-TERM PRICE VOLATILITY THAN MORE DIVERSIFIED EQUITY FUNDS, AND ARE MOST SUITABLE FOR THE AGGRESSIVE PORTION OF AN INVESTMENT PORTFOLIO.

INVESTMENT HOLDINGS

STATEMENT OF INVESTMENT SECURITIES
INVESCO COUNSELOR SERIES FUNDS, INC.
AUGUST 31, 2003

                                                    SHARES OR
                                                    NUMBER OF
%       DESCRIPTION                                 CONTRACTS              VALUE
--------------------------------------------------------------------------------

ADVANTAGE FUND
93.59   COMMON STOCKS
0.74    ADVERTISING
        Lamar Advertising Class A Shrs(a)               1,500    $        50,115
        Omnicom Group                                     600             46,860
================================================================================
                                                                          96,975
1.07    AGRICULTURAL PRODUCTS
        Bunge Ltd                                       4,600            139,196
================================================================================
1.76    AIR FREIGHT & COURIERS
        Expeditors International of Washington          1,900             71,649
        FedEx Corp                                      1,100             73,810
        UTI Worldwide                                   2,300             83,950
================================================================================
                                                                         229,409
0.83    APPAREL RETAIL
        Pacific Sunwear of California(a)                3,200            108,160
================================================================================
0.77    APPLICATION SOFTWARE
        Mercury Interactive(a)                          1,900             83,391
        Software HOLDRs Trust(b)                          500             16,800
================================================================================
                                                                         100,191
0.61    BIOTECHNOLOGY
        Biotech HOLDRs Trust(a)(b)                        600             79,104
================================================================================
0.55    BREWERS
        Anheuser-Busch Cos                              1,400             72,156
================================================================================
1.24    BROADCASTING - RADIO/TV
        Grupo Televisa SA de CV Sponsored ADR
          Representing 20 Ord Participation
          Certificates                                  2,100             78,750
        Univision Communications Class A Shrs(a)        2,200             82,478
================================================================================
                                                                         161,228
0.98    CABLE & SATELLITE OPERATORS
        Cablevision Systems New York Group(a)           3,100             62,465
        Comcast Corp Class A Shrs(a)                    2,300             65,228
================================================================================
                                                                         127,693
0.39    COMMUNICATIONS EQUIPMENT
        Corning Inc(a)                                  6,200             51,150
================================================================================
2.54    COMPUTER HARDWARE
        Dell Inc(a)                                     4,600            150,098
        International Business Machines                 2,200            180,422
================================================================================
                                                                         330,520
0.38    CONSUMER ELECTRONICS
        Harman International Industries                   500             49,825
================================================================================

                                                    SHARES OR
                                                    NUMBER OF
%       DESCRIPTION                                 CONTRACTS              VALUE
--------------------------------------------------------------------------------

1.59    CONSUMER FINANCE
        Providian Financial(a)                          7,300    $        74,825
        SLM Corp                                        3,300            132,594
================================================================================
                                                                         207,419
1.14    DATA PROCESSING SERVICES
        First Data                                      1,900             72,960
        Paychex Inc                                     2,100             75,600
================================================================================
                                                                         148,560
3.03    DIVERSIFIED BANKS
        Bank of America                                 2,100            166,425
        First Tennessee National                        1,900             78,565
        FleetBoston Financial                           2,700             79,893
        Wells Fargo & Co                                1,400             70,196
================================================================================
                                                                         395,079
4.17    DIVERSIFIED FINANCIAL SERVICES
        American Express                                1,600             72,080
        Citigroup Inc                                   8,200            355,470
        Goldman Sachs Group                             1,300            115,037
================================================================================
                                                                         542,587
0.41    DIVERSIFIED METALS & MINING
        Freeport McMoRan Copper & Gold Class B Shrs     1,800             54,000
================================================================================
0.33    DRUG RETAIL
        Walgreen Co                                     1,300             42,341
================================================================================
2.32    ELECTRIC UTILITIES
        Ameren Corp                                       900             38,250
        American Electric Power                         1,400             39,634
        Cleco Corp                                      2,300             35,972
        DPL Inc                                         2,500             38,625
        DQE Inc                                         2,400             35,400
        Hawaiian Electric Industries                      900             38,682
        Southern Co                                     1,300             36,894
        Xcel Energy                                     2,600             38,090
================================================================================
                                                                         301,547
0.91    FOOD DISTRIBUTORS
        United Natural Foods(a)                         4,000            119,000
================================================================================
1.00    FOOD RETAIL
        Dean Foods(a)                                   4,500            130,725
================================================================================
0.29    GAS UTILITIES
        Nicor Inc                                       1,100             37,389
================================================================================
2.64    HEALTH CARE EQUIPMENT
        Becton, Dickinson & Co                            800             29,232
        C.R. Bard                                         500             33,500
        Medtronic Inc                                   1,800             89,244
        Quality Systems(a)                              2,000             86,040
        Varian Medical Systems(a)                         600             33,510

                                                    SHARES OR
                                                    NUMBER OF
%       DESCRIPTION                                 CONTRACTS              VALUE
--------------------------------------------------------------------------------

        Zimmer Holdings(a)                              1,400    $        72,436
================================================================================
                                                                         343,962
1.02    HOME IMPROVEMENT RETAIL
        Home Depot                                      2,600             83,616
        Lowe's Cos                                        900             49,374
================================================================================
                                                                         132,990
1.83    HOUSEHOLD PRODUCTS
        Colgate-Palmolive Co                            1,300             71,864
        Procter & Gamble                                1,900            165,851
================================================================================
                                                                         237,715
1.77    HYPERMARKETS & SUPER CENTERS
        Wal-Mart Stores                                 3,900            230,763
================================================================================
3.41    INDUSTRIAL CONGLOMERATES
        General Electric                               12,600            372,582
        3M Co                                             500             71,235
================================================================================
                                                                         443,817
0.81    INSURANCE BROKERS
        Marsh & McLennan                                2,100            105,000
================================================================================
1.33    INTEGRATED OIL & GAS
        Murphy Oil                                      3,000            173,190
================================================================================
0.48    INTEGRATED TELECOMMUNICATION SERVICES
        Deutsche Telekom AG Sponsored ADR
          Representing Ord Shrs(a)                      4,400             63,096
================================================================================
0.60    INTERNET RETAIL
        eBay Inc(a)                                     1,400             77,742
================================================================================
3.30    INTERNET SOFTWARE & SERVICES
        j2 Global Communications(a)                     1,000             62,720
        Netease.com Inc Sponsored ADR Representing
          100 Ord Shrs(a)                               2,100            106,911
        SINA Corp(a)                                    3,900            121,212
        Sohu.com Inc(a)                                 2,200             66,044
        United Online(a)                                1,900             72,409
================================================================================
                                                                         429,296
2.22    INVESTMENT ADVISER/BROKER DEALER SERVICES
        Legg Mason                                      1,300             93,379
        Lehman Brothers Holdings                        1,500             98,595
        Morgan Stanley                                  2,000             97,580
================================================================================
                                                                         289,554
0.40    INVESTMENT COMPANIES
        iShares Trust NASDAQ Biotechnology Index
          Fund(a)                                         700             51,674
================================================================================
1.05    LEISURE FACILITIES
        InterActiveCorp(a)                              3,700            136,937
================================================================================
0.61    LEISURE PRODUCTS
        Marvel Enterprises(a)                           3,600             78,840
================================================================================

                                                    SHARES OR
                                                    NUMBER OF
%       DESCRIPTION                                 CONTRACTS              VALUE
--------------------------------------------------------------------------------

1.25    MANAGED HEALTH CARE
        Aetna Inc                                       1,300    $        74,100
        UnitedHealth Group                              1,800             88,974
================================================================================
                                                                         163,074
1.47    MOVIES & ENTERTAINMENT
        AOL Time Warner(a)                              5,900             96,524
        Viacom Inc Class B Shrs                         2,100             94,500
================================================================================
                                                                         191,024
1.60    MULTI-LINE INSURANCE
        American International Group                    3,500            208,495
================================================================================
1.74    NETWORKING EQUIPMENT
        Cisco Systems(a)                               11,800            225,970
================================================================================
0.74    OFFICE ELECTRONICS
        Zebra Technologies Class A Shrs(a)              1,800             96,516
================================================================================
0.80    OIL & GAS DRILLING
        Nabors Industries Ltd(a)                          800             32,120
        Noble Corp(a)                                   2,000             72,360
================================================================================
                                                                         104,480
0.95    OIL & GAS EQUIPMENT & SERVICES
        Halliburton Co                                  2,800             67,704
        Weatherford International Ltd(a)                1,500             56,370
================================================================================
                                                                         124,074
2.74    OIL & GAS EXPLORATION & PRODUCTION
        Apache Corp                                     2,095            144,513
        Devon Energy                                    1,300             67,275
        Pogo Producing                                  1,600             73,536
        Talisman Energy                                 1,500             71,175
================================================================================
                                                                         356,499
0.72    PACKAGED FOODS & MEATS
        General Mills                                   1,400             64,904
        SYSCO Corp                                        900             28,314
================================================================================
                                                                          93,218
0.54    PERSONAL PRODUCTS
        Avon Products                                   1,100             70,510
================================================================================
12.78   PHARMACEUTICALS
        Alcon Inc                                       1,800             94,050
        Barr Laboratories(a)                              650             43,986
        Bristol-Myers Squibb                            2,000             50,740
        Eli Lilly & Co                                  1,100             73,183
        Eon Labs(a)                                     1,200             40,524
        Forest Laboratories(a)                            800             37,600
        Johnson & Johnson                               4,500            223,110
        Merck & Co                                      3,600            181,152
        Pfizer Inc                                      9,300            278,256
        Pharmaceutical HOLDRs Trust(b)                  1,600            118,128
        Pharmaceutical Resources(a)                     2,000            111,880

                                                    SHARES OR
                                                    NUMBER OF
%       DESCRIPTION                                 CONTRACTS              VALUE
--------------------------------------------------------------------------------

        Taro Pharmaceutical Industries Ltd(a)           1,400    $        75,586
        Teva Pharmaceutical Industries Ltd
          Sponsored ADR Representing Ord Shrs           3,600            211,363
        Wyeth                                           2,900            124,265
================================================================================
                                                                       1,663,823
1.44    PROPERTY & CASUALTY INSURANCE
        SAFECO Corp                                     1,800             64,908
        Travelers Property Casualty Class A Shrs        3,800             58,482
        W.R. Berkley                                    1,950             64,506
================================================================================
                                                                         187,896
1.23    PUBLISHING & PRINTING
        Gannett Co                                        700             54,894
        Knight-Ridder Inc                                 800             54,288
        Tribune Co                                      1,100             50,875
================================================================================
                                                                         160,057
0.35    RAILROADS
        Norfolk Southern                                2,400             45,696
================================================================================
0.76    SEMICONDUCTOR EQUIPMENT
        Applied Materials(a)                            4,600             99,360
================================================================================
6.44    SEMICONDUCTORS
        Intel Corp                                     11,500            329,130
        Maxim Integrated Products                       2,900            130,239
        OmniVision Technologies(a)                      1,400             62,146
        Semiconductor HOLDRs Trust(b)                   6,600            246,774
        Xilinx Inc(a)                                   2,300             70,932
================================================================================
                                                                         839,221
1.67    SOFT DRINKS
        Coca-Cola Co                                    1,700             73,984
        Cott Corp(a)                                    3,100             72,044
        PepsiCo Inc                                     1,600             71,264
================================================================================
                                                                         217,292
0.33    SPECIALTY CHEMICALS
        Eastman Chemical                                1,200             42,972
================================================================================
3.52    SYSTEMS SOFTWARE
        Microsoft Corp                                 13,500            358,020
        Oracle Corp(a)                                  7,900            100,962
================================================================================
                                                                         458,982
0.53    TRUCKING
        C.H. Robinson Worldwide                         1,800             68,346
================================================================================
3.47    WIRELESS TELECOMMUNICATION SERVICES
        AT&T Wireless Services(a)                       16,200           139,644
        Vimple-Communications Sponsored ADR
          Representing 3/4 Ord Shr(a)                     800             43,128
        Vodafone Group PLC Sponsored ADR Representing
          10 Ord Shrs                                   6,500            118,950

                                                    SHARES OR
                                                    NUMBER OF
%       DESCRIPTION                                 CONTRACTS              VALUE
--------------------------------------------------------------------------------

        Wireless HOLDRs Trust(b)                        3,700    $       150,331
================================================================================
                                                                         452,053
        TOTAL COMMON STOCKS (COST $10,481,119)                        12,188,388
================================================================================
4.69    SHORT-TERM INVESTMENTS - INVESTMENT COMPANIES
        INVESCO Treasurer's Series Money Market
          Reserve Fund(c) 0.934% (Cost $610,770)      610,770            610,770
================================================================================
0.40    OPTIONS PURCHASED - PUTS
0.40    SECURITIES INDEX OPTIONS
        S&P 500 Index, 12/20/2003
          950, $25.50                                      15             33,225
          995, $38.00                                       5             18,225
================================================================================
        TOTAL OPTIONS PURCHASED (COST $89,060)                            51,450
================================================================================
98.68   TOTAL INVESTMENTS AT VALUE
          (COST $11,180,949)                                          12,850,608
================================================================================
1.32    OTHER ASSETS LESS LIABILITIES                                    172,098
================================================================================
100.00  NET ASSETS AT VALUE                                      $    13,022,706
================================================================================

ADVANTAGE GLOBAL HEALTH SCIENCES FUND
106.55  COMMON STOCKS & WARRANTS
17.10   BIOTECHNOLOGY
        Amgen Inc(a)(d)                               146,900    $     9,680,710
        Biotech HOLDRs Trust(a)(b)                     45,400          5,985,536
        Chiron Corp(a)                                 65,400          3,323,628
        Exelixis Inc(a)                                 7,126             51,664
        Genentech Inc(a)                               92,800          7,368,320
        GenoPlex Inc(a)(c)(g)                       3,663,120                  1
        Genzyme Corp-General Division(a)              101,200          4,771,580
        Gilead Sciences(a)                             64,960          4,332,832
        Invitrogen Corp(a)                             10,300            594,001
        MGI Pharma(a)                                  90,000          3,473,100
        Neurogenetics Inc(a)(g)                        67,828             67,828
        Orchid BioSciences Warrants(a) (Exp 2004)     179,910             16,192
================================================================================
                                                                      39,665,392
2.78    HEALTH CARE DISTRIBUTORS
        AdvancePCS Class A Shrs(a)                    100,800          4,050,144
        Express Scripts(a)                             37,000          2,397,970
================================================================================
                                                                       6,448,114
19.80   HEALTH CARE EQUIPMENT
        AeroGen Inc(a)                                 94,896             47,448
        Biomet Inc                                    141,100          4,194,903
        Boston Scientific(a)                          137,700          8,275,770
        C.R. Bard                                      95,600          6,405,200
        Dade Behring Holdings(a)                       50,000          1,395,000
        Guidant Corp                                   80,200          4,026,040
        Medtronic Inc(e)                              116,100          5,756,238

                                                    SHARES OR
                                                    NUMBER OF
%       DESCRIPTION                                 CONTRACTS              VALUE
--------------------------------------------------------------------------------

        Sensys Medical Warrants
          (Exp 8/2006)(a)(c)(g)                         8,264    $             2
          (Exp 9/2006)(a)(c)(g)                         3,305                  1
          (Exp 10/2006)(a)(c)(g)                        3,305                  1
        St Jude Medical(a)                             47,220          2,458,745
        Stryker Corp                                   67,600          5,124,080
        Varian Medical Systems(a)                      58,540          3,269,459
        Zimmer Holdings(a)                             96,420          4,988,771
================================================================================
                                                                      45,941,658
8.09    HEALTH CARE FACILITIES
        Community Health Systems(a)                   107,500          2,471,425
        HCA Inc                                       115,400          4,384,046
        Health Management Associates Class A Shrs     151,200          3,368,736
        Triad Hospitals(a)                            135,200          4,380,480
        Universal Health Services Class B Shrs(a)      83,900          4,176,542
================================================================================
                                                                      18,781,229
0.37    HEALTH CARE SUPPLIES
        Smith & Nephew PLC                            133,900            859,893
================================================================================
17.82   MANAGED HEALTH CARE
        Aetna Inc                                     119,400          6,805,800
        Anthem Inc(a)                                  94,800          6,939,360
        Caremark Rx(a)                                138,900          3,490,557
        Coventry Health Care(a)                        68,300          3,206,002
        Health Net(a)                                 103,000          3,278,490
        Mid Atlantic Medical Services(a)               62,600          3,071,156
        UnitedHealth Group                            134,700          6,658,221
        WellChoice Inc(a)                              40,000          1,160,800
        WellPoint Health Networks(a)                   86,500          6,747,000
================================================================================
                                                                      41,357,386
40.59   PHARMACEUTICALS
        Abbott Laboratories                           139,600          5,625,880
        Alcon Inc                                     150,800          7,879,300
        Allergan Inc                                   63,600          5,053,656
        AstraZeneca PLC Sponsored ADR
          Representing Ord Shrs                       145,000          5,749,250
        Barr Laboratories(a)                           58,950          3,989,146
        Bristol-Myers Squibb                          157,100          3,985,627
        Eli Lilly & Co                                 73,400          4,883,302
        Eon Labs(a)                                     1,100             37,147
        GlaxoSmithKline PLC Sponsored ADR
          Representing 2 Ord Shrs                      62,400          2,422,992
        Johnson & Johnson(e)                          116,760          5,788,961
        Medco Health Solutions(a)                     112,107          2,993,257
        Merck & Co                                     86,300          4,342,616
        Novartis AG Sponsored ADR Representing
          Ord Shrs                                    102,700          3,796,819
        Pfizer Inc                                    156,608          4,685,711
        Pharmaceutical Resources(a)                   104,400          5,840,136
        Predix Pharmaceuticals Warrants(a)(c)(g)
          (Exp 2004)                                   80,010                  1
        Ranbaxy Laboratories Ltd Sponsored GDR
          Representing Ord Shrs                       125,000          2,911,250

                                                    SHARES OR
                                                    NUMBER OF
%       DESCRIPTION                                 CONTRACTS              VALUE
--------------------------------------------------------------------------------

        Roche Holdings AG Ltd Genusscheine             73,200    $     5,605,441
        Shire Pharmaceuticals Group PLC
          Sponsored ADR
          Representing 3 Ord Shrs                     207,700          4,829,025
        Teva Pharmaceutical Industries Ltd
          Sponsored ADR
          Representing Ord Shrs                       154,340          9,061,610
        Wyeth                                         109,600          4,696,360
================================================================================
                                                                      94,177,487
        TOTAL COMMON STOCKS & WARRANTS
          (COST $208,541,565)                                        247,231,159
================================================================================
15.50   PREFERRED STOCKS & WARRANTS
2.77    BIOTECHNOLOGY
        Cellomics Inc, Pfd, Series AA Shrs(a)(g)    8,869,999          2,413,058
        Cengent Therapeutics, Conv Pfd, Series
          D Shrs(a)(g)                                650,407          4,000,003
        Ingenex Inc, Conv Pfd, Series B Shrs(a)(g)    103,055                  1
================================================================================
                                                                       6,413,062
7.25    HEALTH CARE DISTRIBUTORS
        Dexcom Inc, Pfd
          Series B Shrs(a)(c)(g)                      694,444          1,597,221
          Series C Shrs(a)(c)(g)                      434,782          1,000,000
        Locus Discovery, Pfd
          Series C Shrs(a)(c)(g)                    2,000,000          8,000,000
          Series D Shrs(a)(c)(g)                      588,235          2,352,940
        NeoThermia Corp, Pfd, Series C
          Shrs(a)(c)(g)                             2,439,026          2,463,416
        Syrrx Inc, Pfd, Series C Shrs(a)(g)           615,385          1,415,386
================================================================================
                                                                      16,828,963
5.36    HEALTH CARE EQUIPMENT
        Adeza Biomedical, Pfd
          Series 2 Shrs(a)(c)(g)                      416,666          1,929,164
          Series 5 Shrs(a)(c)(g)                       97,192            449,999
        AFx Inc, Pfd, Series AA Shrs(a)(c)(g)       1,500,000            705,000
        Athersys Inc, Conv Pfd, Class F
          Shrs(a)(g)                                  416,667          5,416,667
        Masimo Corp, Pfd
          Series C Shrs(a)(g)                         125,000          1,000,000
          Series F Shrs(a)(g)                          15,909            174,999
        Optimize Inc, Pfd
          Series 4 Shrs(a)(c)(g)                    7,000,000                  1
          Series 5 Shrs(a)(c)(g)                    3,211,336                  1
        Warrants (to purchase Pfd Shrs)(a)(c)(g)
          (Exp 2007)                                  676,105                  1
        Scimagix Inc, Pfd, Series C Shrs(a)(g)        641,635          1,350,000
        Sensys Medical, Pfd
          Series C Shrs(a)(c)(g)                      586,748            488,368
          Series D Shrs(a)(c)(f)(g)                   369,967            923,808
        UltraGuide Inc, Pfd
          Series E Shrs(a)(g)                         445,050                  1
          Series F Shrs(a)(g)                          50,000                  1
================================================================================
                                                                      12,438,010
0.12    PHARMACEUTICALS
        Predix Pharmaceuticals, Conv Pfd, Series A
          Shrs(a)(c)(g)                                32,418            286,362
================================================================================

                                                    SHARES OR
                                                    NUMBER OF
%       DESCRIPTION                                 CONTRACTS              VALUE
--------------------------------------------------------------------------------

        TOTAL PREFERRED STOCKS & WARRANTS
          (COST $56,792,726)                                     $    35,966,397
================================================================================
0.01    SHORT-TERM INVESTMENTS - INVESTMENT COMPANIES
        INVESCO Treasurer's Series Money Market
           Reserve Fund(c)
             0.934% (Cost $29,726)                     29,726             29,726
================================================================================
122.06  TOTAL INVESTMENTS AT VALUE
          (COST $265,364,017)                                        283,227,282
================================================================================
(22.06) OTHER ASSETS LESS LIABILITIES                               (51,195,016)
================================================================================
100.00  NET ASSETS AT VALUE                                      $   232,032,266
================================================================================

(a) Security is non-income producing.

(b) HOLDRs - Holding Company Depositary Receipts.

(c) Security is an affiliated company (Note 4).

(d) A portion of the security is pledged with broker as collateral for securities sold short.

(e) A portion of the security has been designated as collateral for remaining commitments to purchase additional shares of Sensys Medical, Pfd, Series D Shrs.

(f) The Advantage Global Health Sciences Fund has remaining commitments of $333,335 to purchase 133,494 shares of Sensys Medical, Pfd, Series D Shrs, which are subject to terms of the agreement.

(g) The following are restricted and illiquid securities that are valued at fair value at August 31, 2003:

SCHEDULE OF RESTRICTED AND ILLIQUID
 SECURITIES

                                                                                                     VALUE AS A %
                                                  ACQUISITION        ACQUISITION                    OF NET ASSETS
DESCRIPTION                                           DATE(S)               COST         VALUE           AT VALUE
-----------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND
Adeza Biomedical, Pfd
  Series 2 Shrs                                      12/21/94       $    999,998  $  1,929,164              0.83%
  Series 5 Shrs                                       9/20/01            449,999       449,999              0.19
AFx Inc, Pfd, Series AA Shrs                          8/14/98          3,000,000       705,000              0.30
Athersys Inc, Conv Pfd, Class F Shrs                  4/17/00          5,000,000     5,416,667              2.34
Cellomics Inc, Pfd, Series AA Shrs                    10/2/00          6,999,992     2,413,058              1.04
Cengent Therapeutics (formerly Structural
  Bioinformatics), Conv
  Pfd, Series D Shrs                                  3/24/00          4,000,003     4,000,003              1.72
Dexcom Inc, Pfd
  Series B Shrs                                      12/20/00          1,000,000     1,597,221              0.69
  Series C Shrs                                        6/3/02          1,000,000     1,000,000              0.43
GenoPlex Inc                                         9/15/97-
                                                      6/25/98            408,490             1              0.00
Ingenex Inc, Conv Pfd, Series B Shrs                  9/27/94            600,000             1              0.00
Locus Discovery, Pfd
  Series C Shrs                                      11/21/00          4,500,000     8,000,000              3.45
  Series D Shrs                                        9/6/01          2,352,940     2,352,940              1.02
Masimo Corp, Pfd
  Series C Shrs                                       10/7/98          1,000,000     1,000,000              0.43
  Series F Shrs                                       9/14/99            174,999       174,999              0.08
NeoThermia Corp, Pfd, Series C Shrs                   3/26/01          2,000,001     2,463,416              1.06
Neurogenetics Inc                                    9/15/97-
                                                      6/25/98            202,031        67,828              0.03

SCHEDULE OF RESTRICTED AND ILLIQUID
 SECURITIES (CONTINUED)

                                                                                                     VALUE AS A %
                                                  ACQUISITION        ACQUISITION                    OF NET ASSETS
DESCRIPTION                                           DATE(S)               COST         VALUE           AT VALUE
-----------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND (CONTINUED)
Optimize Inc, Pfd
  Series 4 Shrs                                       8/15/00       $  7,000,000  $          1              0.00%
  Series 5 Shrs                                       6/7/02-
                                                      10/11/02         1,506,029             1              0.00
  Warrants (Exp 2007)                                 6/27/02-
                                                       9/11/02                 4             1              0.00
Predix Pharmaceuticals (formerly
  Physiome Sciences)
    Conv Pfd, Series A Shrs                            11/7/97         1,499,993       286,362              0.12
    Warrants (Exp 2004)                                8/26/03                 5             1              0.00
Scimagix Inc, Pfd, Series C Shrs                       5/24/01         1,350,000     1,350,000              0.58
Sensys Medical
  Pfd, Series C Shrs                                  2/25/98-
                                                       8/31/00         5,934,956       488,368              0.21
  Pfd, Series D Shrs                                  8/16/01-
                                                       5/29/02           923,808       923,808              0.40
  Warrants
    (Exp 8/2006)                                      10/18/01                 2             2              0.00
    (Exp 9/2006)                                       10/5/01                 1             1              0.00
    (Exp 10/2006)                                      11/7/01                 1             1              0.00
Syrrx Inc, Pfd, Series C Shrs                          1/10/01         4,000,003     1,415,386              0.61
UltraGuide Inc, Pfd
  Series E Shrs                                         6/1/01         1,348,502             1              0.00
  Series F Shrs                                         6/1/01           151,500             1              0.00
=================================================================================================================
                                                                    $ 57,403,257  $ 36,034,231             15.53%
=================================================================================================================

SECURITIES SOLD SHORT
DESCRIPTION                                                                             SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND
Genta Inc                                                                             (45,000)       $  (721,800)
Schering-Plough Corp                                                                 (200,000)        (3,038,000)
=================================================================================================================
                                                                                                    $ (3,759,800)
=================================================================================================================

See Notes to Financial Statements


FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
INVESCO COUNSELOR SERIES FUNDS, INC.
AUGUST 31, 2003

                                                                                                       ADVANTAGE
                                                                              ADVANTAGE            GLOBAL HEALTH
                                                                                   FUND            SCIENCES FUND
-----------------------------------------------------------------------------------------------------------------

ASSETS
Investment Securities:
  At Cost                                                                   $11,180,949          $   265,364,017
================================================================================================================
  At Value                                                                  $12,850,608          $   283,227,282
Foreign Currency (Cost $790 and $0, respectively)                                   766                       0
Deposits with Broker for Securities Sold Short                                  169,727               5,430,789
Receivables:
  Investment Securities Sold                                                          0               4,086,108
  Fund Shares Sold                                                                5,056                 184,570
  Dividends and Interest                                                         10,876                 239,390
Prepaid Expenses and Other Assets                                                18,151                  75,293
================================================================================================================
TOTAL ASSETS                                                                 13,055,184             293,243,432
================================================================================================================
LIABILITIES
Securities Sold Short at Value
  (Proceeds $0 and $3,468,018, respectively)                                          0               3,759,800
Payables:
  Custodian                                                                           0                 111,501
  Investment Securities Purchased                                                     0               2,633,831
  Securities Sold Short Purchased                                                     0               1,595,250
  Fund Shares Repurchased                                                        12,408                 884,798
  Borrowings on Line of Credit                                                        0              52,000,000
Accrued Distribution Expenses
  Class A                                                                         1,286                  63,290
  Class B                                                                         4,914                     645
  Class C                                                                         2,305                     282
Accrued Expenses and Other Payables                                              11,565                 161,769
================================================================================================================
TOTAL LIABILITIES                                                                32,478              61,211,166
================================================================================================================
NET ASSETS AT VALUE                                                         $13,022,706          $  232,032,266
================================================================================================================
NET ASSETS
Paid-in Capital(a)                                                          $54,848,638          $  280,532,572
Accumulated Undistributed Net Investment Loss                                    (2,067)               (187,267)
Accumulated Undistributed Net Realized Loss on
  Investment Securities, Securities Sold Short,
  Foreign Currency Transactions and Option Contracts                        (43,493,500)            (65,443,705)
Net Appreciation of Investment Securities,
  Securities Sold Short, Foreign Currency Transactions
  and Option Contracts                                                        1,669,635              17,130,666
================================================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding                       $13,022,706         $    232,032,266
================================================================================================================
NET ASSETS AT VALUE:
  Class A                                                                   $ 4,420,441         $    230,955,127
================================================================================================================
  Class B                                                                   $ 5,883,100         $        761,150
================================================================================================================
  Class C                                                                   $ 2,719,165         $        315,989
================================================================================================================

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)

INVESCO COUNSELOR SERIES FUNDS, INC.
AUGUST 31, 2003

                                                                                                       ADVANTAGE
                                                                              ADVANTAGE            GLOBAL HEALTH
                                                                                   FUND            SCIENCES FUND
                                                                             (CONTINUED)              (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
Shares Outstanding
  Class A                                                                       794,175                17,911,290
  Class B                                                                     1,068,121                    60,360
  Class C                                                                       496,889                    25,743
=================================================================================================================
NET ASSET VALUE PER SHARE:
  Class A
      Redemption Price per Share                                          $        5.57             $       12.89
      Offering Price per Share (Maximum sales charge of 5.50%)            $        5.89             $       13.64
  Class B, Offering and Redemption Price per Share                        $        5.51             $       12.61
  Class C, Offering and Redemption Price per Share                        $        5.47             $       12.27
=================================================================================================================

(a) The INVESCO Counselor Series Funds, Inc. have 4 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 600 million have been allocated to Advantage Fund and 600 million to Advantage
    Global Health Sciences Fund: 200 million to each Class.

See Notes to Financial Statements


STATEMENT OF OPERATIONS
INVESCO COUNSELOR SERIES FUNDS, INC.
YEAR ENDED AUGUST 31, 2003

                                                                                                       ADVANTAGE
                                                                              ADVANTAGE            GLOBAL HEALTH
                                                                                   FUND            SCIENCES FUND
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                                 $       138,000           $  2,201,250
Dividends from Affiliated Investment Companies                                        976                      6
Interest                                                                           42,905                221,982
Securities Loaned Income                                                                0                 12,432
  Foreign Taxes Withheld                                                                0                (39,301)
=================================================================================================================
  TOTAL INCOME                                                                    181,881              2,396,369
=================================================================================================================
EXPENSES
Investment Advisory Fees                                                          129,351              1,246,546
Distribution Expenses                                                             110,469                303,671
Transfer Agent Fees                                                               101,508                692,847
Administrative Services Fees                                                       16,434                119,204
Custodian Fees and Expenses                                                        20,331                 97,418
Directors' Fees and Expenses                                                        9,538                 26,078
Interest Expenses                                                                   9,451              1,345,715
Professional Fees and Expenses                                                     45,896                 91,363
Registration Fees and Expenses
  Class A                                                                          11,536                 23,454
  Class B                                                                           9,403                  4,032
  Class C                                                                           8,821                  4,022
Reports to Shareholders                                                            13,712                135,226
Dividends on Securities Sold Short                                                  6,450                 46,950
Other Expenses                                                                      6,318                 97,534
=================================================================================================================
  TOTAL EXPENSES                                                                  499,218              4,234,060
  Fees and Expenses Absorbed/Reimbursed by Investment Adviser                           0               (151,826)
  Fees and Expenses Paid Indirectly                                                  (189)                (1,101)
=================================================================================================================
      NET EXPENSES                                                                499,029              4,081,133
=================================================================================================================
NET INVESTMENT LOSS                                                              (317,148)            (1,684,764)
=================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                                                        (1,382,040)             1,978,067
  Securities Sold Short                                                          (463,837)               573,236
  Foreign Currency Transactions                                                         0                  6,237
  Option Contracts                                                                679,597                132,646
=================================================================================================================
      Total Net Realized Gain (Loss)                                           (1,166,280)             2,690,186
=================================================================================================================
Change in Net Appreciation/Depreciation of:
  Investment Securities                                                         2,210,284             18,204,129
  Securities Sold Short                                                           182,137             (1,308,095)
  Foreign Currency Transactions                                                         0                536,204
  Option Contracts                                                                (69,655)                     0
=================================================================================================================
     Total Change in Net Appreciation/Depreciation                              2,322,766             17,432,238
=================================================================================================================
NET GAIN ON INVESTMENT SECURITIES,
  SECURITIES SOLD SHORT, FOREIGN CURRENCY
  TRANSACTIONS AND OPTION CONTRACTS                                             1,156,486             20,122,424
=================================================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                                $       839,338           $ 18,437,660
=================================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
ADVANTAGE FUND

                                                            YEAR ENDED AUGUST 31
--------------------------------------------------------------------------------

                                                         2003              2002

OPERATIONS
Net Investment Loss                               $  (317,148)    $    (706,293)
Net Realized Loss                                  (1,166,280)      (13,398,937)
Change in Net Appreciation/Depreciation             2,322,766          (277,010)
===============================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                     893,338       (14,382,240)
===============================================================================
DISTRIBUTIONS TO SHAREHOLDERS -- RETURN OF CAPITAL
  Class A                                             (33,820)                0
  Class B                                             (40,746)                0
  Class C                                             (22,060)                0
===============================================================================
TOTAL DISTRIBUTIONS                                   (96,626)                0
===============================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Class A                                             584,185           733,419
  Class B                                              45,695           422,729
  Class C                                              40,217           758,204
Reinvestment of Distributions
  Class A                                              23,565                 0
  Class B                                              17,179                 0
  Class C                                              14,885                 0
===============================================================================
                                                      725,726         1,914,352
Amounts Paid for Repurchases of Shares
  Class A                                          (3,163,734)      (22,297,404)
  Class B                                          (2,343,100)       (6,961,035)
  Class C                                          (2,076,063)       (8,037,898)
===============================================================================
                                                   (7,582,897)      (37,296,337)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                     (6,857,171)      (35,381,985)
===============================================================================
TOTAL DECREASE IN NET ASSETS                       (6,114,459)      (49,764,225)
NET ASSETS
Beginning of Period                                19,137,165        68,901,390
===============================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Loss of ($2,067)
  and ($1,590), respectively)                     $13,022,706     $  19,137,165
===============================================================================
See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)

ADVANTAGE GLOBAL HEALTH SCIENCES FUND

                                                          YEAR ENDED AUGUST 31
--------------------------------------------------------------------------------
                                                         2003              2002

OPERATIONS
Net Investment Loss                              $  (1,684,764)   $  (6,135,983)
Net Realized Gain (Loss)                             2,690,186      (65,759,719)
Change in Net Appreciation/Depreciation             17,432,238       (2,856,747)
===============================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                   18,437,660      (74,752,449)
===============================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Class A                                          217,446,224        2,135,388
  Class B                                              118,288        1,089,786
  Class C                                            1,679,546        1,166,849
===============================================================================
                                                   219,244,058        4,392,023
Amounts Paid for Repurchases of Shares
  Class A                                         (279,916,500)    (131,628,708)
  Class B                                             (282,279)        (272,668)
  Class C                                           (1,869,781)        (844,055)
===============================================================================
                                                  (282,068,560)    (132,745,431)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                     (62,824,502)    (128,353,408)
===============================================================================
                                                   (44,386,842)    (203,105,857)
TOTAL DECREASE IN NET ASSETS
NET ASSETS
Beginning of Period                                276,419,108      479,524,965
===============================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($187,267) and ($181,959), respectively)       $232,032,266     $ 276,419,108
===============================================================================

See Notes to Financial Statements

STATEMENT OF CASH FLOWS

ADVANTAGE GLOBAL HEALTH SCIENCES FUND

                                                                      YEAR ENDED
                                                                       AUGUST 31
--------------------------------------------------------------------------------
                                                                            2003

INCREASE (DECREASE) IN CASH
--------------------------------------------------------------------------------
CASH FLOWS FROM OPEATING ACTIVITIES:
Dividends and Interest Income Received, Net of Foreign Taxes
  Withheld                                                        $   2,419,090
Expenses Paid                                                        (4,194,021)
Purchases Net of Sales of Short-Term Investments                        (29,726)
Purchases of Investment Securities                                 (381,607,280)
Sales of Investment Securities                                      440,030,705
Proceeds of Securiites Sold Short                                    55,168,899
Cover for Securities Sold Short                                     (95,814,684)
Realized Gain from Foreign Currency Transactions                          6,237
Realized Gain from Written Option Contracts                             132,646
Change in Deposits with Broker for Securities Sold Short             40,434,526
Change in Prepaid Expenses and Other Assets                              18,770
Change in Other Investments (Note 5)                                 10,440,000
Change in Payable for Securities Loaned                             (10,440,000)
================================================================================
Net Cash Flows From Operating Activities                             56,565,162
================================================================================
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Net Borrowings on Line of Credit                                      6,500,000
Sales of Fund Shares                                                219,081,395
Repurchases of Fund Shares                                         (282,157,730)
Increase in Payable to Custodian                                         11,173
================================================================================
Net Cash Flows Used for Financing Activities                        (56,565,162)
================================================================================
Net Increase in Cash                                                          0
Cash at Beginning of Year                                                     0
================================================================================
Cash at End of Year                                               $           0
================================================================================
RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   TO NET CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in Net Assets from Operations                        $  18,437,660
================================================================================
Decrease in Investment Securities and Securities Sold Short          61,238,596
Net Realized Gain on Investment Securities, Securities Sold Short,
   Option Contracts and Foreign Currency Transactions                (2,690,186)
Change in Appreciation/Depreciation of Investment Securities,
   Securities Sold Short and Foreign Currency Transactions          (17,432,238)
Increase in Receivable for Investment Securities Sold                (3,253,477)
Decrease in Payable for Investment Securities Purchased                (413,171)
Decrease in Dividends and Interest Receivable                            22,721
Decrease in Deposits with Broker for Securities Sold Short           40,434,526
Decrease in Prepaid Expenses and Other Assets                            18,770
Increase in Accrued Expenses and Other Payables                         112,888
Decrease in Payable for Securities Sold Short Purchased             (39,910,927)
================================================================================
   Total Adjustments                                                 38,127,502
================================================================================
Net Cash Flows From Operating Activities                          $  56,565,162
================================================================================

Supplemental disclosure of cash flow information: Interest Paid $1,345,503.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

INVESCO COUNSELOR SERIES FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Counselor Series Funds, Inc. is incorporated in Maryland and presently consists of two separate Funds: Advantage Fund and Advantage Global Health Sciences Fund (individually the "Fund" and collectively, the "Funds"). The investment objectives of the Funds are: to seek aggressive capital appreciation for Advantage Fund and to seek capital appreciation through investments in the health science related business sectors for Advantage Global Health Sciences Fund. INVESCO Counselor Series Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. Effective September 30, 2003, Advantage Global Health Sciences Fund will change its name to Advantage Health Sciences Fund. Effective October 1, 2003, the name of INVESCO Counselors Series Funds, Inc. will change to A I M Counselor Series Funds, Inc.

Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Class A shares are sold with a front-end sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. Class B shares and Class C shares are subject to a contingent deferred sales charge paid by the redeeming shareholder. Class B shares convert to Class A shares after eight years along with a pro rata portion of its reinvested dividends and distributions.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

As disclosed in the Statement of Investment Securities and the accompanying Schedule of Restricted and Illiquid Securities for the Advantage Global Health Sciences Fund, securities valued at $36,034,231 (15.53 percent of net assets), have been estimated by the Board of Directors in the absence of readily available market values. Those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

A. SECURITY VALUATION -- Domestic (U.S.) equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the closing bid price for the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign equity securities are valued at the closing price. The closing price is designated by the principal stock exchange in the country in which the securities are traded. In the event that closing prices are not available for foreign securities, a snapshot of prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Option Contracts are valued at the average of the closing bid and ask prices from the exchange with the highest trading volume on that particular day.

Investments in shares of investment companies are valued at the net asset value of the respective fund as calculated each day.

If market quotations or pricing service valuations are not readily available, or events or cicumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time that the net asset value per share is determined, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted and illiquid securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Investment income received from foriegn sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. The receivable for investment securities sold for Advantage Global Health Sciences Fund is net of an allowance for doubtful accounts of $440,974 for Norian Corp, Conv Pfd, Series D Shares.

Each Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the year ended August 31, 2003, Advantage and Advantage Global Health Sciences Funds invested in INVESCO Treasurer's Series Money Market Reserve Fund. The income from this investment is recorded in the Statement of Operations.

The Fund may have elements of risk due to investments in specific industries or foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.

D. TAX INFORMATION -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of distributions from ordinary income, long-term capital gains and of the ordinary income distributions declared for the year ended August 31, 2003, was a tax return of capital of $96,626 for Advantage Fund.

The tax components of the Fund at August 31, 2003 include:

                                                           COST OF             GROSS TAX             GROSS TAX               NET TAX
                                                   INVESTMENTS FOR            UNREALIZED            UNREALIZED          APPRECIATION
FUND                                                  TAX PURPOSES          APPRECIATION          DEPRECIATION        ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------

Advantage Fund                                      $   11,231,344        $    1,814,984        $      195,720        $   1,619,264
Advantage Global Health Sciences Fund                  270,543,942            43,365,886            30,682,546           12,683,340

                                                                                                   ACCUMULATED     CUMULATIVE EFFECT
                                                                                                  CAPITAL LOSS              OF OTHER
FUND                                                                                                CARRYOVERS    TIMING DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------

Advantage Fund                                                                                  $  (43,292,395)       $    (152,777)
Advantage Global Health Sciences Fund                                                              (60,263,780)            (187,267)

The primary difference between book and tax appreciation/depreciation is wash sale loss deferrals. The net tax appreciation/depreciation on investments excludes the effect of securities sold short, written options activity, allowance for doubtful accounts and foreign currency transactions.

Capital loss carryovers expire in the years 2010 and 2011. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders. The cumulative effect of other timing differences includes deferred post-October 31 capital losses deferred director's fees and foreign currency transactions. Deferred post-October 31 capital losses are: Advantage Fund $188,320.

Due to inherent differences in the recognition of income, expenses and realized gain/losses under accounting principles generally accepted in the United States and Federal income tax purposes, permanent and temporary differences between book and tax basis reporting have been identified and appropriately reclassed on the Statement of Assets and Liabilities. Advantage and Advantage Global Health Sciences Funds reclassified $413,195 and $1,710,850, respectively, of net investment losses to paid-in capital.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. The Fund may also use derivatives in an attempt to improve performance, although there is no guarantee that it will be successful in that effort. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

F. OPTION CONTRACTS -- The Fund may buy or write put and call options, including securities index options, on portfolio securities for hedging purposes or as a substitute for an investment. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Statement of Investment Securities where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

Written option activity for the year ended August 31, 2003, was as follows:

                                                                    CALL OPTIONS                                PUT OPTIONS
------------------------------------------------------------------------------------------------------------------------------------

                                                            NUMBER                AMOUNT                NUMBER               AMOUNT
                                                        OF OPTIONS           OF PREMIUMS            OF OPTIONS           OF PREMIUMS
------------------------------------------------------------------------------------------------------------------------------------

ADVANTAGE FUND
Options outstanding at August 31, 2002                         (48)       $       19,005                  (642)       $     101,108
Options written                                             (5,291)              289,327                (9,661)             736,527
Options closed or expired                                    4,745              (268,650)               10,191             (823,491)
Options exercised                                              594               (39,682)                  112              (14,144)
Options outstanding at August 31, 2003                           0        $            0                     0        $           0

ADVANTAGE GLOBAL HEALTH SCIENCES FUND
Options outstanding at August 31, 2002                           0        $            0
Options written                                             (1,000)              132,646
Options closed or expired                                    1,000              (132,646)
Options outstanding at August 31, 2003                           0        $            0

G. SHORT SALES -- The Advantage Fund and Advantage Global Health Sciences Fund engage in short sales as part of their normal investment activities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of an expected decline in the price of that security. The Fund will incur a loss as a result of the short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. The Fund will realize a gain if there is a decline in price of the security between those dates, if the decline exceeds the cost of borrowing the security and other transaction costs. There can be no assurance that the Fund will be able to close out a short position at any particular time. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. Until the Fund replaces a borrowed security, it will maintain at all times cash or liquid securities or other collateral with a broker or other custodian in an amount equal or higher than the current market value of the security sold short. The Fund receives interest on the collateral it deposits. Short sales are fully collateralized by other securities which are noted in the Statement of Investment Securities. The liability account is valued to reflect the current value of the securities sold short and is presented in the Statement of Assets and Liabilities. Dividend expense on short sales is recorded on the ex-dividend date.

H. CASH FLOWS -- The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Statement of Assets and Liabilities and represents cash on hand in its Custodian bank account and does not include any short-term investments or deposits with broker for securities sold short at August 31, 2003.

I. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, certain Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for Advantage and Advantage Global Health Sciences Funds is based on the annual rate of 1.50% (the "Base Fee") of average daily net assets. For these Funds the Base Fee will be adjusted, on a monthly basis (i) upward at a rate of 0.20%, on a pro rata basis, for each percentage point that investment performance of the Class A shares of the Fund exceeds the sum of 2.00% plus the investment record of the Index (the "Index", the Russell 3000 Index for Advantage Fund and the Morgan Stanley Health Care Product Index for Advantage Global Health Sciences Fund), or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point that the investment record of the Index less 2.00% exceeds the investment performance of the Class A shares of the Fund (the "Fee Adjustment"). The maximum or minimum Fee Adjustment, if any, will be 1.00% annually. Therefore, the maximum annual fee payable to IFG will be 2.50% of average daily net assets and the minimum annual fee will be 0.50% for Advantage and Advantage Global Health Sciences Funds.

A master distribution plan and agreement for each Class of shares pursuant to Rule 12b-1 of the Act (the "Plans") provides for compensation of certain promotional and other sales related costs to A I M Distributors, Inc. ("ADI" or the "Distributor") effective July 1, 2003, and prior to July 1, 2003 to INVESCO Distributors, Inc. ("IDI"), both are subsidiaries of AMVESCAP PLC. Class A shares of the Fund pay compensation to the Distributor at a rate of 0.35% of annual average net assets. During any period that Class A shares of the Fund are closed to new investors, the Fund will reduce this payment for Class A shares from 0.35% to 0.25% per annum. Class B and Class C shares of the Fund pay compensation to the Distributor at a rate of 1.00% of annual average net assets. Of these amounts, the Distributor may pay a service fee of 0.25% of the average net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose caps on the total sales charges, including asset-based sales charges, that may be paid by the respective class. Any unreimbursed expenses the Distributor incurs with respect to each Fund in any fiscal year cannot be recovered in subsequent years. For the year ended August 31, 2003, amounts paid to the Distributor were as follows:

                                                     CLASS            CLASS            CLASS
FUND                                                     A                B                C
--------------------------------------------------------------------------------------------

Advantage Fund                                $     18,281     $     62,108     $     34,630
Advantage Global Health Sciences Fund              229,023            8,191            4,526

Distribution Expenses for each class as presented in the Statement of Operations for the year ended August 31, 2003 were as follows:

                                                     CLASS            CLASS            CLASS
FUND                                                     A                B                C
-------------------------------------------------------------------------------------------
Advantage Fund                                $     17,503     $     60,108     $     32,858
Advantage Global Health Sciences Fund              291,229            8,070            4,372

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. Aggregate fees collected for such omnibus accounts for the year ended August 31, 2003 amounted to $29,621 for Advantage Fund and $72,775 for Advantage Global Health Sciences Fund, respectively, of which $17,666 and $33,390, respectively, was retained by IFG. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. Effective October 1, 2003, A I M Fund Services, Inc. will assume all responsibilities under the existing Transfer Agency Agreement. Transfer agent fees for each class as presented in the Statement of Operations for the year ended August 31, 2003 were as follows:

                                                     CLASS            CLASS            CLASS
FUND                                                     A                B                C
--------------------------------------------------------------------------------------------
Advantage Fund                                $     48,008     $     30,801     $     22,699
Advantage Global Health Sciences Fund              687,223            3,049            2,575

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb and assume certain fees and expenses incurred by Advantage Global Health Sciences Fund. For the year ended August 31, 2003, total fees and expenses voluntarily abosrbed for Advantage Global Health Sciences Fund were: Class A $151,119, Class B $490 and Class C $217, respectively.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended August 31, 2003, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                           PURCHASES                   SALES
--------------------------------------------------------------------------------
Advantage Fund                            $   24,666,269          $   31,513,724
Advantage Global Health Sciences Fund        381,194,109             440,657,471

There were no purchases or sales of U.S. Government securities.

NOTE 4 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Funds' officers and directors are also officers and directors of IFG, ADI or IDI. At August 31, 2003, 5.66% of the outstanding shares of Advantage Fund - Class A shares were held by affiliated parties.

Each Fund has adopted an unfunded retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001. Effective November 8, 2002, the plan provides that a director, prior to retirement, may elect to convert amounts accrued under this plan into a new deferred retirement plan and all eligible directors have elected to convert to the new deferred retirement plan.

Pension expenses for the year ended August 31, 2003, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                 PENSION                 PENSION
FUND                                            EXPENSES               LIABILITY
--------------------------------------------------------------------------------
Advantage Fund                            $          543          $          566
Advantage Global Health Sciences Fund              5,700                   3,786

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

An affiliated company represents ownership by a Fund of at least 5% of the voting securities of the issuer or may be affiliated with other INVESCO investment companies during the period, as defined in the Act. A summary of the transactions during the year ended August 31, 2003, in which the issuer was an affiliate of the Fund, is as follows:

                                         PURCHASES/OTHER TRANSACTIONS      SALES/OTHER TRANSACTIONS
                                         ----------------------------------------------------------  REALIZED GAIN
                                         SHARES OR                       SHARES OR                       (LOSS) ON
                                         PRINCIPAL                       PRINCIPAL                      INVESTMENT          VALUE AT
AFFILIATE                                   AMOUNT            COST          AMOUNT          PROCEEDS    SECURITIES         8/31/2003
------------------------------------------------------------------------------------------------------------------------------------
ADVANGATE FUND
INVESCO Treasurer's
   Series Money
   Market Reserve
   Fund                                  1,470,786    $  1,470,786         860,016   $      860,016      $       0    $      610,770
ADVANTAGE GLOBAL
   HEALTH SCIENCES FUND
Adeza Biomedical, Pfd
   Series 2 Shrs                                --              --              --               --             --    $    1,929,164
   Series 5 Shrs                                --              --              --               --             --           449,999
AFx Inc, Pfd
   Series AA Shrs                               --              --              --               --             --           705,000
Dexcom Inc, Pfd
   Series B Shrs                                --              --              --               --             --         1,597,221
   Series C Shrs                                --              --              --               --             --         1,000,000
GenoPlex Inc                                    --              --              --               --             --                 1
INVESCO Treasurer's
   Series Money
   Market Reserve
   Fund                                119,952,949    $119,952,949     130,363,223   $  130,363,223      $       0            29,726
Locus Discovery, Pfd
   Series C Shrs                                --              --              --               --             --         8,000,000
   Series D Shrs                                --              --              --               --             --         2,352,940

                                         PURCHASES/OTHER TRANSACTIONS    SALES/OTHER TRANSACTIONS
                                         --------------------------------------------------------    REALIZED GAIN
                                         SHARES OR                       SHARES OR                       (LOSS) ON
                                         PRINCIPAL                       PRINCIPAL                      INVESTMENT          VALUE AT
AFFILIATE                                   AMOUNT            COST          AMOUNT         PROCEEDS     SECURITIES         8/31/2003
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL
   HEALTH SCIENCES FUND (CONTINUED)
NeoThermia Corp
   Pfd, Series C Shrs                           --              --              --               --             --     $   2,463,416
Optimize Inc
   Conv Bridge Notes, 8.000%
      12/3/2002                                 --              --    $    232,929   $      232,929      $       0                --
      2/5/2003                                  --              --    $    144,308          144,308              0                --
      3/11/2003                       $    172,153    $    172,153    $    172,153          172,153              0                --
   Pfd
      Series C Shrs                             --             --        2,631,579        7,000,000              0                --
      Series 4 Shrs                      7,000,000       7,000,000              --               --             --                 1
      Series 5 Shrs                      3,211,336       1,509,160              --               --             --                 1
   Warrants (to purchase Pfd
      Shrs) (Exp 2007)                     676,106               5               4                4              0                 1
Predix Pharmaceuticals (formerly
   Physiome Sciences)
   Conv Pfd, Series A Shrs                  32,418       1,499,994              --               --             --           286,362
   Conv Pfd, Series B Shrs                      --              --         909,090        1,499,999              0                --
   Warrants (Exp 8/2004)                    80,010               5              --               --             --                 1
Sensys Medical (formerly
   Instrumentation Metrics)
      Pfd
         Series C Shrs                          --              --              --               --             --           488,368
         Series D Shrs                          --              --              --               --             --           923,808
   Warrants
      (Exp 8/2006)                              --              --              --               --             --                 2
      (Exp 9/2006)                              --              --              --               --             --                 1
      (Exp 10/2006)                             --              --              --               --             --                 1
   Warrants (to purchase Pfd,
      Series D Shrs) (Exp 2003)                 --              --          89,205                1              0                --
====================================================================================================================================
                                                                                                                         $20,226,013
====================================================================================================================================

Dividend income from INVESCO Treasurer's Series Money Market Reserve Fund is disclosed in the Statement of Operations. No dividend or interest income was received from any other of these affiliated companies.

NOTE 5 -- SECURITIES LOANED. The Funds have entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Funds receive income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations. Of the securities lending income received for Advantage Global Health Sciences Fund $12,432 was received from INVESCO Treasurer's Series Money Market Reserve Fund. During the year ended August 31, 2003, there were no such securities lending arrangements for Advantage Fund.

NOTE 6 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permits it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. Pursuant to each Fund's prospectus, Advantage Fund and Advantage Global Health Sciences Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes and for purchasing securities, or by engaging in reverse repurchase agreements with any party. During the year ended August 31, 2003, there were no such borrowings and/or lendings for any Fund.

NOTE 7 -- LINES OF CREDIT. The Funds have available a Line of Credit Facility ("LOC"), from a bank, to be used for temporary or emergency purposes to fund redemptions of investor shares or to borrow for the purpose of investment activities. The LOC permits borrowings to a maximum of 33 1/3% of the net assets at value for the Funds. The Funds agree to pay periodic fees and interest on the unpaid principal balance at prevailing market rates as defined in the LOC agreement. During the year ended August 31, 2003, Advantage and Advantage Global Health Sciences Funds borrowed cash at a weighted average rate ranging from 1.96% to 2.16%, respectively, and interest expense amounted to $9,451 and $1,345,503, respectively, for purposes of investing. At August 31, 2003, Advantage Global Health Sciences Fund had outstanding lines of credit at an estimtated interest rate of 1.79%. The amount of the borrowing and the related accrued interest are presented in the Statement of Assets and Liabilities.

NOTE 8 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). Class A shares may charge a 1.00% CDSC if a shareholder purchased $1,000,000 or more and redeemed these shares within 18 months from the date of purchase. Effective November 15, 2002, qualified plans investing in Class A shares may pay a 1% CDSC if a shareholder redeemed these shares within 12 months from the date of purchase. A CDSC is charged by Class B shares on redemptions or exchanges of shares at a maximum of 5.00% beginning at time of purchase to 0.00% at the beginning of the seventh year. A 1.00% CDSC is charged by Class C shares on redemptions or exchanges held thirteen months or less. Effective August 18, 2003, the 1.00% CDSC charged by Class C shares for redemptions or exchanges held thirteen months or less will change to twelve months or less. Shares acquired through reinvestment of dividends or other distributions are not charged a CDSC. The CDSC may be reduced or certain sales charge exceptions may apply. The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the year ended August 31, 2003, the Distributor received the following CDSC from Class A, Class B and Class C shareholders:

FUND                                       CLASS A        CLASS B        CLASS C
--------------------------------------------------------------------------------
Advantage Fund                           $       7     $  153,163     $    1,575
Advantage Global Health Sciences Fund          115         12,241            315

NOTE 9 -- SHARE INFORMATION. Changes in fund share transactions during the years ended August 31, 2003 and 2002 were as follows:

                                                                                                                    ADVANTAGE GLOBAL
                                                       ADVANTAGE FUND                                           HEALTH SCIENCES FUND
                                                    YEAR ENDED AUGUST 31                                        YEAR ENDED AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                 2003                2002                                      2003            2002
Shares Sold
   Class A                                    113,212              96,825                                17,876,194         154,981
   Class B                                      9,263              59,324                                     9,839          72,936
   Class C                                      8,095             103,048                                   139,927          83,681
Shares Issued from
   Reinvestment of Distributions
       Class A                                  5,079                   0                                         0               0
       Class B                                  3,743                   0                                         0               0
       Class C                                  3,250                   0                                         0               0
====================================================================================================================================
                                              142,642             259,197                                18,025,960         311,598
Shares Repurchased
   Class A                                   (640,073)         (3,207,346)                              (23,191,673)     (9,799,857)
   Class B                                   (473,557)         (1,056,351)                                  (24,387)        (20,982)
   Class C                                   (427,645)         (1,224,817)                                 (157,490)        (61,927)
====================================================================================================================================
                                           (1,541,275)         (5,488,514)                              (23,373,550)     (9,882,766)
NET DECREASE
   IN FUND SHARES                          (1,398,633)         (5,229,317)                               (5,347,590)     (9,571,168)
====================================================================================================================================

NOTE 10 -- ADDITIONAL INFORMATION. On June 9, 2003, the board of directors for Advantage Fund ("Selling Fund") unanimously approved an Agreement and Plan of Reorganization (the "Plan") pursuant to which the Selling Fund, would transfer all of its assets and liabilities to A I M Opportunities Fund III, a series of A I M Special Opportunities Funds. The Plan has proposals for a new investment advisory agreement and a new administrative services agreement with A I M Advisors, Inc. The Plan is also seeking approval for a redomestication of the Funds, changing the domicile and form of organization of the Funds (which are currently organized as Maryland corporations) to a Delaware statutory trust. The Plan is more fully described in a proxy statement presented for shareholder consideration on August 25, 2003.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of INVESCO Counselor Series Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the statement of investment securities, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Advantage Fund and the Advantage Global Health Sciences Fund (constituting INVESCO Counselor Series Funds, Inc., and hereafter referred to as the "Funds") at August 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, the cash flows for Advantage Global Health Sciences Fund for the year then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fundsi management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
October 9, 2003

FINANCIAL HIGHLIGHTS

ADVANTAGE FUND -- CLASS A
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                          PERIOD
                                                                                                                           ENDED
                                                                                      YEAR ENDED AUGUST 31             AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                               2003           2002           2001           2000(a)
PER SHARE DATA
Net Asset Value-- Beginning of Period                                    $     5.13       $   7.70       $  10.24      $   10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                                               (0.11)         (0.09)         (0.04)          0.00
Net Gains or (Losses) on Securities (Both Realized and Unrealized)             0.58          (2.48)         (2.02)          0.24
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                               0.47          (2.57)         (2.06)          0.24
====================================================================================================================================
Less Dividends and Distributions                                               0.00           0.00           0.48           0.00
Tax Return of Capital                                                          0.03           0.00           0.00           0.00
====================================================================================================================================
TOTAL DISTRIBUTIONS                                                            0.03           0.00           0.48           0.00
====================================================================================================================================
Net Asset Value -- End of Period                                         $     5.57       $   5.13       $   7.70      $   10.24
====================================================================================================================================

TOTAL RETURN(d)                                                                9.35%        (33.38%)       (21.20%)         2.40%(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)                               $    4,420       $  6,753       $ 34,086      $  41,413
Ratio of Expenses to Average Net Assets (including dividends on
  securities sold short)(f)                                                    3.42%          2.50%          2.51%          1.82%(g)
Ratio of Expenses to Average Net Assets (excluding dividends on
  securities sold short)(f)                                                     3.38%          2.34%          2.41%         1.82%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets                    (2.15%)        (1.35%)        (0.26%)        3.28%(g)
Portfolio Turnover Rate                                                          174%           961%(h)      1,713%(h)         5%(e)

(a) From August 25, 2000, inception of Class, to August 31, 2000.

(b) The per share information was computed based on average shares for the years ended August 31, 2003, 2002 and 2001.

(c) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended August 31, 2000.

(d) The applicable sales charge is not included in the Total Return calculation.

(e) Based on operations for the period shown and, accordingly, is not representative of a full year.

(f) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(g) Annualized.

(h) Portfolio Turnover is greater than most funds due to the investment style of the Fund.

FINANCIAL HIGHLIGHTS

ADVANTAGE FUND -- CLASS B
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                          PERIOD
                                                                                                                           ENDED
                                                                                       YEAR ENDED AUGUST 31            AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                              2003            2002           2001           2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                   $     5.08       $   7.64       $  10.24      $   10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                                               (0.10)         (0.12)         (0.03)          0.00
Net Gains or (Losses) on Securities (Both Realized and Unrealized)             0.56          (2.44)         (2.09)          0.24
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                               0.46          (2.56)         (2.12)          0.24
====================================================================================================================================
Less Dividends and Distributions                                               0.00           0.00           0.48           0.00
Tax Return of Capital                                                          0.03           0.00           0.00           0.00
====================================================================================================================================
TOTAL DISTRIBUTIONS                                                            0.03           0.00           0.48           0.00
====================================================================================================================================
Net Asset Value -- End of Period                                         $     5.51       $   5.08       $   7.64      $   10.24
====================================================================================================================================

TOTAL RETURN(d)                                                                9.24%        (33.51%)       (21.83%)         2.40%(e)

RATIOS
Net Assets-- End of Period ($000 Omitted)                                $    5,883       $  7,762       $ 19,292      $  10,878
Ratio of Expenses to Average Net Assets
   (including dividends on securities sold short)(f)                           3.41%          2.88%          3.45%          2.56%(g)
Ratio of Expenses to Average Net Assets
   (excluding dividends on securities sold short)(f)                           3.36%          2.73%          3.31%          2.56%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets                   (2.13%)        (1.75%)        (1.23%)         2.53%(g)
Portfolio Turnover Rate                                                         174%           961%(h)      1,713%(h)          5%(e)

(a) From August 25, 2000, inception of Class, to August 31, 2000.

(b) The per share information was computed based on average shares for the years ended August 31, 2003 and 2002.

(c) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended August 31, 2000.

(d) The applicable CDSC is not included in the Total Return calculation.

(e) Based on operations for the period shown and, accordingly, is not representative of a full year.

(f) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(g) Annualized.

(h) Portfolio Turnover is greater than most funds due to the investment style of the Fund.


FINANCIAL HIGHLIGHTS

ADVANTAGE FUND-- CLASS C
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                          PERIOD
                                                                                                                           ENDED
                                                                                       YEAR ENDED AUGUST 31            AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                               2003           2002           2001           2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                   $     5.06       $   7.63       $  10.24      $   10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                                               (0.11)         (0.09)         (0.05)          0.00
Net Gains or (Losses) on Securities (Both Realized and Unrealized)             0.55          (2.48)         (2.08)          0.24
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                               0.44          (2.57)         (2.13)          0.24
====================================================================================================================================
Less Dividends and Distributions                                               0.00           0.00           0.48           0.00
Tax Return of Capital                                                          0.03           0.00           0.00           0.00
====================================================================================================================================
TOTAL DISTRIBUTIONS                                                            0.03           0.00           0.48           0.00
====================================================================================================================================
Net Asset Value -- End of Period                                         $     5.47       $   5.06       $   7.63      $   10.24
====================================================================================================================================

TOTAL RETURN(c)                                                                8.81%        (33.68%)       (21.94%)         2.40%(d)

RATIOS
Net Assets-- End of Period ($000 Omitted)                                $    2,719       $  4,622       $  5,523      $   8,482
Ratio of Expenses to Average Net Assets
   (including dividends on securities sold short)(e)                           3.75%          3.02%          3.61%          2.57%(f)
Ratio of Expenses to Average Net Assets
   (excluding dividends on securities sold short)(e)                           3.71%          2.86%          3.47%          2.57%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets                   (2.48%)        (1.90%)        (1.39%)         2.53%(f)
Portfolio Turnover Rate                                                         174%           961%(g)      1,713%(g)          5%(d)

(a) From August 25, 2000, inception of Class, to August 31, 2000.

(b) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended August 31, 2000.

(c) The applicable CDSC is not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f) Annualized

(g) Portfolio Turnover is greater than most funds due to the investment style of the Fund.

FINANCIAL HIGHLIGHTS

ADVANTAGE GLOBAL HEALTH SCIENCES FUND -- CLASS A
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                PERIOD
                                                                                 ENDED
                                                      YEAR ENDED AUGUST 31   AUGUST 31                YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                       2003         2002          2001(a)         2000         1999         1998
PER SHARE DATA
Net Asset Value -- Beginning of Period             $  11.84     $  14.57      $  24.25        $  17.96     $  21.08     $  21.25
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                                (0.00)       (0.00)        (0.12)          (0.13)       (0.02)(d)    (0.00)
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                             1.05        (2.77)        (6.19)           8.83         0.99(d)      3.76
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                       1.05        (2.77)        (6.31)           8.70         0.97         3.76
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                       0.00         0.00          3.44            2.41         4.09         3.93
====================================================================================================================================
REDEMPTION FEES                                          --         0.04          0.07              --           --           --
====================================================================================================================================
Net Asset Value -- End of Period                   $  12.89     $  11.84      $  14.57        $  24.25     $  17.96     $  21.08
====================================================================================================================================

TOTAL RETURN -- NAV                                    8.87%(e)   (18.74%)(e)   (28.88%)(e)(f)   52.72%        4.90%       20.74%
TOTAL RETURN -- SHARE PRICE                              --           --            --           40.75%(g)     4.74%(g)    40.29%(g)

RATIOS
Net Assets -- End of Period ($000 Omitted)         $230,955     $275,037      $478,876        $938,494     $678,030     $586,263
Ratio of Expenses to Average Net Assets
  (including dividends on securities sold
  short)(h)(i)                                         1.67%        2.35%         1.60%(k)        1.16%        1.20%        1.21%
Ratio of Expenses to Average Net Assets
  (excluding dividends on securities sold
  short)(h)(j)                                         1.65%        2.33%         1.55%(k)          --           --           --
Ratio of Net Investment Loss to Average
  Net Assets(i)                                       (0.68%)      (1.52%)       (0.79%)(k)      (0.62%)      (0.13%)      (0.17%)
Portfolio Turnover Rate                                 125%         127%          183%(f)         196%         129%          87%

(a) From November 1, 2000 to August 31, 2001.

(b) The per share information was computed based on average shares for the period ended August 31, 2001 and the years ended October
    31, 2000 and 1999.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the years ended August 31, 2003 and 2002 and the year ended October 31, 1998.

(d) Per share data includes an additional 7,601,529 shares attributed to the Rights Offering at June 21, 1999.

(e) The applicable sales charge is not included in the Total Return calculation.

(f) Based on operations for the period shown and, accordingly, is not representative of a full year.

(g) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, were assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan (prior to Fund's reorganization on May 16, 2001). Total investment return does not reflect sales charges or brokerage commissions.

(h) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Advisor, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(i) Various expenses of the Class were voluntarily absorbed by IFG for the year ended August 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets (including dividends on securities sold short) would have been
    1.74% and ratio of net investment loss to average net assets (including dividends on securities sold short) would have been
    (0.75%).

(j) Various expenses of the Class were voluntarily absorbed by IFG for the year ended August 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets (excluding dividends on securities sold short) would have been
    1.72%.

(k) Annualized.

FINANCIAL HIGHLIGHTS

ADVANTAGE GLOBAL HEALTH SCIENCES FUND -- CLASS B
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                         PERIOD
                                                                                                                          ENDED
                                                                                            YEAR ENDED AUGUST 31      AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             2003           2002           2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                                   $  11.77      $   14.68        $ 14.35
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                                         (0.22)         (0.11)         (0.05)
Net Gains or (Losses) on Securities (Both Realized and Unrealized)                           1.06          (2.80)          0.38
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                             0.84          (2.91)          0.33
====================================================================================================================================
Net Asset Value -- End of Period                                                         $  12.61      $   11.77        $ 14.68
====================================================================================================================================

TOTAL RETURN(c)                                                                              7.14%        (19.82%)         2.30%(d)

RATIOS
Net Assets-- End of Period ($000 Omitted)                                                $    761      $     882        $   337
Ratio of Expenses to Average Net Assets
   (including dividends on securities sold short)(e)(f)                                      3.27%          3.44%          4.14%(h)
Ratio of Expenses to Average Net Assets
   (excluding dividends on securities sold short)(e)(g)                                      3.25%          3.43%          3.74%(h)
Ratio of Net Investment Loss to Average Net Assets(f)                                       (2.27%)        (2.54%)        (2.68%)(h)
Portfolio Turnover Rate                                                                       125%           127%           183%(i)

(a) From May 16, 2001, inception of Class, to August 31, 2001.

(b) The per share information was computed based on average shares for the period ended August 31, 2001.

(c) The applicable CDSC is not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Advisor, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of the Class were voluntarily absorbed by IFG for the year ended August 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets (including dividends on securities sold short) would have been
    3.33% and ratio of net investment loss to average net assets (including dividends on securities sold short) would have been
    (2.33%).

(g) Various expenses of the Class were voluntarily absorbed by IFG for the year ended August 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets (excluding dividends on securities sold short) would have been
    3.31%.

(h) Annualized.

(i) Portfolio Turnover is calculated at the Fund level. Represents the period from November 1, 2000 to August 31, 2001.


FINANCIAL HIGHLIGHTS

ADVANTAGE GLOBAL HEALTH SCIENCES FUND -- CLASS C
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                         PERIOD
                                                                                                                          ENDED
                                                                                            YEAR ENDED AUGUST 31      AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             2003           2002           2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                                   $  11.57      $   14.45        $ 14.35
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                                         (0.46)         (0.13)         (0.04)
Net Gains or (Losses) on Securities (Both Realized and Unrealized)                           1.16          (2.75)          0.14
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                             0.70          (2.88)          0.10
====================================================================================================================================
Net Asset Value -- End of Period                                                         $  12.27      $   11.57        $ 14.45
====================================================================================================================================

TOTAL RETURN(c)                                                                              6.14%        (20.00%)         0.70%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                               $    316      $     501        $   312
Ratio of Expenses to Average Net Assets
   (including dividends on securities sold short)(e)(f)                                      4.02%          3.54%          4.51%(h)
Ratio of Expenses to Average Net Assets
   (excluding dividends on securities sold short)(e)(g)                                      4.00%          3.52%          3.93%(h)
Ratio of Net Investment Loss to Average Net Assets(f)                                       (3.09%)        (2.63%)        (2.86%)(h)
Portfolio Turnover Rate                                                                       125%           127%           183%(i)

(a) From May 16, 2001, inception of Class, to August 31, 2001.

(b) The per share information was computed based on average shares for the period ended August 31, 2001.

(c) The applicable CDSC is not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Advisor, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of the Class were voluntarily absorbed by IFG for the year ended August 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets (including dividends on securities sold short) would have been
    4.07% and ratio of net investment loss to average net assets (including dividends on securities sold short) would have been
    (3.14%).

(g) Various expenses of the Class were voluntarily absorbed by IFG for the year ended August 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets (excluding dividends on securities sold short) would have been
    4.05%.

(h) Annualized.

(i) Portfolio Turnover is calculated at the Fund level. Represents the period from November 1, 2000 to August 31, 2001.


OTHER INFORMATION

UNAUDITED

The table below provides information about each of the Independent and Interested Directors. Their affiliations represent their principal occupations.

                                                                                                NUMBER OF
                                                                                                 FUNDS IN
                           POSITION(S) HELD WITH                                                     FUND
                                COMPANY, TERM OF                                                  COMPLEX                      OTHER
                               OFFICE AND LENGTH                  PRINCIPAL OCCUPATION(S)     OVERSEEN BY              DIRECTORSHIPS
NAME, ADDRESS AND AGE            OF TIME SERVED*                  DURING PAST FIVE YEARS*        DIRECTOR           HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Bob R. Baker                    Vice Chairman of               Consultant (2000-present).             47
37 Castle Pines Dr. N.                 the Board            Formerly, President and Chief
Castle Rock, Colorado               (Since 2003)            Executive Officer (1988-2000)
                                                           of AMC Cancer Research Center,
Age: 67                                                           Denver, Colorado. Until
                                                                  Mid-December 1988, Vice
                                                           Chairman of the Board of First
                                                                       Columbia Financial
                                                                  Corporation, Englewood,
                                                             Colorado; formerly, Chairman
                                                                   of the Board and Chief
                                                               Executive Officer of First
                                                                       Columbia Financial
                                                                             Corporation.

Sueann Ambron, Ph.D.                    Director             Dean of the Business School,             47
University of Colorado              (Since 2003)                     College of Business,
at Denver                                                       University of Colorado of
1250 14th Street                                                   Denver (2000-present).
Denver, Colorado                                            Formerly, President and Chief
                                                             Executive Officer of Avulet,
Age: 58                                                       Inc., Sunnyvale, California
                                                           (1998-1999); and formerly Vice
                                                           President and General Manager,
                                                            Multimedia Services Division,
                                                              Motorola, Inc., Schaumburg,
                                                                    Illinois (1996-1998).

Victor L. Andrews, Ph.D.                Director             Professor Emeritus, Chairman             47
34 Seawatch Drive                                           Emeritus and Chairman and CFO
Savannah, Georgia                                                of the Roundtable of the
                                                                 Department of Finance of
Age: 73                                                     Georgia State University; and
                                                             President, Andrews Financial
                                                             Associates, Inc. (consulting
                                                           firm). Formerly, member of the
                                                                 faculties of the Harvard
                                                           Business School; and the Sloan
                                                             School of Management of MIT.

Lawrence H. Budner                      Director              Trust Consultant. Formerly,             47
7608 Glen Albens Circle                                         Senior Vice President and
Dallas, Texas                                                     Senior Trust Officer of
                                                                 InterFirst Bank, Dallas,
Age: 73                                                                            Texas.


OTHER INFORMATION

UNAUDITED

                                                                                                NUMBER OF
                                                                                                 FUNDS IN
                           POSITION(S) HELD WITH                                                     FUND
                                COMPANY, TERM OF                                                  COMPLEX                      OTHER
                               OFFICE AND LENGTH                  PRINCIPAL OCCUPATION(S)     OVERSEEN BY              DIRECTORSHIPS
NAME, ADDRESS AND AGE            OF TIME SERVED*                  DURING PAST FIVE YEARS*        DIRECTOR           HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

James T. Bunch                          Director              Co-President and Founder of             47
3600 Republic Plaza                 (since 2000)            Green, Manning & Bunch, Ltd.,
370 Seventeenth Street                                                   Denver, Colorado
Denver, Colorado                                              (1988-present); (investment
                                                                 banking firm); Director,
Age: 60                                                      Policy Studies, Inc. and Van
                                                            Gilder Insurance Corporation.
                                                            Formerly, General Counsel and
                                                                  Director of Boettcher &
                                                           Company, Denver, Colorado; and
                                                                   formerly, Chairman and
                                                               Managing Partner of Davis,
                                                                 Graham & Stubbs, Denver,
                                                                                Colorado.

Gerald J. Lewis                         Director           Chairman of Lawsuit Resolution             47         Director of General
701 "B" Street                      (since 2000)                     Services, San Diego,                      Chemical Group, Inc.,
Suite 2100                                                     California (1987-present).                     Hampdon, New Hampshire
San Diego, California                                      Formerly, Associate Justice of                  (1996- present). Director
                                                                  the California Court of                            of Wheelabrator
Age: 69                                                          Appeals; and Of Counsel,                        Technologies, Inc.,
                                                             Latham & Watkins, San Diego,                   Fisher Scientific, Inc.,
                                                                  California (1987-1997).                      Henley Manufacturing,
                                                                                                               Inc., and California
                                                                                                            Coastal Properties, Inc.

John W. McIntyre                        Director               Retired. Trustee of Gables             47
7 Piedmont Center                                          Residential Trust. Trustee and
Suite 100                                                       Chairman of the J.M. Tull
Atlanta, Georgia                                                   Charitable Foundation;
                                                            Director of Kaiser Foundation
Age: 72                                                     Health Plans of Georgia, Inc.
                                                           Formerly, Vice Chairman of the
                                                                Board of Directors of The
                                                                    Citizens and Southern
                                                              Corporation and Chairman of
                                                            the Board and Chief Executive
                                                              Officer of The Citizens and
                                                             Southern Georgia Corporation
                                                            and The Citizens and Southern
                                                                 National Bank. Formerly,
                                                                Trustee of INVESCO Global
                                                                 Health Sciences Fund and
                                                                    Trustee of Employee's
                                                            Retirement System of Georgia,
                                                                        Emory University.

Larry Soll, Ph. D.                      Director           Retired. Formerly, Chairman of             47        Director of Synergen
2358 Sunshine Canyon Dr.            (since 1997)             the Board (1987-1994), Chief                     since incorporation in
Boulder, Colorado                                            Executive Officer (1982-1989                     1982; Director of Isis
                                                             and 1993-1994) and President                      Pharmaceuticals, Inc.
Age: 61                                                     (1982-1989) of Synergen Inc.;
                                                                 and formerly, Trustee of
                                                           INVESCO Global Health Sciences
                                                                                    Fund.


OTHER INFORMATION

UNAUDITED

                                                                                                NUMBER OF
                                                                                                 FUNDS IN
                           POSITION(S) HELD WITH                                                     FUND
                                COMPANY, TERM OF                                                  COMPLEX                      OTHER
                               OFFICE AND LENGTH                  PRINCIPAL OCCUPATION(S)     OVERSEEN BY              DIRECTORSHIPS
NAME, ADDRESS AND AGE            OF TIME SERVED*                  DURING PAST FIVE YEARS*        DIRECTOR           HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS AND OFFICERS

These directors are "interested persons" of IFG as defined in the Act, and they are interested persons by virtue of the fact that he/she is an officer or director of IFG, IDI or an affiliate of IFG.

Mark H. Williamson               Chairman of the            President and Chief Executive             47
4350 South Monaco Street            Board (since                 Officer A I M Investment
Denver, Colorado                1999). Formerly,           Management and Chief Executive
                                President (1998-            Officer of the A I M Division
Age: 52                         2002); and Chief                          of AMVESCAP PLC
                                       Executive                (2003-present). Formerly,
                                  Officer (1998-                 Chief Executive Officer,
                                          2002).               Managed Products Division,
                                                                AMVESCAP PLC (2001-2002).
                                                          Formerly, Chairman of the Board
                                                                   (1998-2002), President
                                                                   (1998-2002), and Chief
                                                            Executive Officer (1998-2002)
                                                             of INVESCO Funds Group, Inc.
                                                             and of INVESCO Distributors,
                                                           Inc. Formerly, Chief Operating
                                                              Officer and Chairman of the
                                                           Board of INVESCO Global Health
                                                                 Sciences Fund; formerly,
                                                             Chairman and Chief Executive
                                                                   Officer of NationsBanc
                                                            Advisors, Inc.; and formerly,
                                                                  Chairman of NationsBanc
                                                                        Investments, Inc.

Raymond R. Cunningham           President (2001-             President (2001-present) and             47   Director of INVESCO Funds
4350 South Monaco Street         present), Chief                  Chief Executive Officer                   Group, Inc. and Chairman
Denver, Colorado               Executive Officer                (2003-present) of INVESCO                    of the Board of INVESCO
                              (2003-present) and           Funds Group, Inc.; Chairman of                         Distributors, Inc.
Age: 52                          Director (2001-               the Board (2003- present),
                                       present).            President (2003-present), and
                                  Formerly, Vice                  Chief Executive Officer
                                President (2001-                (2003-present) of INVESCO
                                          2002).             Distributors, Inc. Formerly,
                                                                  Chief Operating Officer
                                                              (2001-2003) and Senior Vice
                                                                 President (1999-2002) of
                                                            INVESCO Funds Group, Inc. and
                                                              INVESCO Distributors, Inc.;
                                                                and Formerly, Senior Vice
                                                           President of GT Global - North
                                                                     America (1992-1998).

Richard W. Healey                       Director                 Senior Vice President of             39   Director of INVESCO Funds
4350 South Monaco Street            (since 2000)               INVESCO Funds Group, Inc.;                    Group, Inc. and INVESCO
Denver, Colorado                                                 Senior Vice President of                         Distributors, Inc.
                                                               INVESCO Distributors, Inc.
Age: 48                                                             Formerly, Senior Vice
                                                           President of GT Global - North
                                                              America (1996-1998) and The
                                                              Boston Company (1993-1996).


OTHER INFORMATION

UNAUDITED

                                                                                                NUMBER OF
                                                                                                 FUNDS IN
                           POSITION(S) HELD WITH                                                     FUND
                                COMPANY, TERM OF                                                  COMPLEX                      OTHER
                               OFFICE AND LENGTH                  PRINCIPAL OCCUPATION(S)     OVERSEEN BY              DIRECTORSHIPS
NAME, ADDRESS AND AGE            OF TIME SERVED*                  DURING PAST FIVE YEARS*        DIRECTOR           HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Glen A. Payne                          Secretary           Senior Vice President, General
4350 South Monaco Street                                         Counsel and Secretary of
Denver, Colorado                                               INVESCO Funds Group, Inc.;
                                                                   Senior Vice President,
Age: 55                                                     Secretary and General Counsel
                                                            of INVESCO Distributors, Inc.
                                                           Formerly, Secretary of INVESCO
                                                             Global Health Sciences Fund;
                                                               General Counsel of INVESCO
                                                           Trust Company (1989-1998); and
                                                            employee of a U.S. regulatory
                                                                 agency, Washington, D.C.
                                                                             (1973-1989).

Ronald L. Grooms                Chief Accounting                Senior Vice President and                  Director of INVESCO Funds
4350 South Monaco Street          Officer, Chief               Treasurer of INVESCO Funds                    Group, Inc. and INVESCO
Denver, Colorado               Financial Officer             Group, Inc.; and Senior Vice                         Distributors, Inc.
                                   and Treasurer               President and Treasurer of
Age: 56                                                        INVESCO Distributors, Inc.
                                                                  Formerly, Treasurer and
                                                                  Principal Financial and
                                                            Accounting Officer of INVESCO
                                                             Global Health Sciences Fund;
                                                            and Senior Vice President and
                                                               Treasurer of INVESCO Trust
                                                                     Company (1988-1998).

William J. Galvin, Jr.                 Assistant                Senior Vice President and                  Director of INVESCO Funds
4350 South Monaco Street               Secretary           Assistant Secretary of INVESCO                    Group, Inc. and INVESCO
Denver, Colorado                                            Funds Group, Inc.; and Senior                         Distributors, Inc.
                                                             Vice President and Assistant
Age: 47                                                              Secretary of INVESCO
                                                             Distributors, Inc. Formerly,
                                                           Trust Officer of INVESCO Trust
                                                                     Company (1995-1998).

Pamela J. Piro                         Assistant             Vice President and Assistant
4350 South Monaco Street               Treasurer               Treasurer of INVESCO Funds
Denver, Colorado                                               Group, Inc.; and Assistant
                                                                     Treasurer of INVESCO
Age: 43                                                      Distributors, Inc. Formerly,
                                                                 Assistant Vice President
                                                                             (1996-1997).

Tane T. Tyler                          Assistant             Vice President and Assistant
4350 South Monaco Street               Secretary               General Counsel of INVESCO
Denver, Colorado                    (since 2002)                        Funds Group, Inc.

Age: 38

* Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available, without charge, upon request. To obtain a free copy of the current SAI, call 1-800-525-8085.

For dividends paid during the fiscal year ended August 31, 2003, the Funds designate qualified dividend income to the maximum extent allowable.

[INVESCO ICON]  INVESCO (R)

1-800-525-8085
1-800-959-4246
Automated AIM Investor Line: 1-800-246-5463

AIMinvestments.com

Effective 7/1/03 A I M Distributors, Inc.,(SM) became the distributor of the retail INVESCO funds
11 Greenway Plaza, Suite 100, Houston, Texas 77046

This information must be preceded or accompanied by a current prospectus.

ACOU    900526   9/03                                                 I-CSE-AR-1

ITEM 2.  CODE OF ETHICS


             INVESCO FUNDS GROUP, INC. & INVESCO DISTRIBUTORS, INC.
                      CODE OF ETHICS AND BUSINESS POLICIES
                                REVISED JULY 2002

                                  INTRODUCTION
                                  ------------

INVESCO's code of ethics and business policies adhere strictly to sound investment principles and practices and to the highest of ethical standards. Our policies are intended to ensure full conformity to the rules and regulations of our regulatory organizations.

The responsibility for following the policies and procedures rests with you, the employee. While INVESCO has a variety of procedures to oversee compliance, a conscientious, professional, and ethical attitude on your part will ensure that we fulfill the rules, regulations and business customs of our industry.

Every attempt has been made to cover all requirements, however, your good judgment is required for the success of INVESCO's compliance program. You should be familiar with the procedures and policies in this manual.

Occasionally, questions may arise which cannot be answered through this manual. In this instance, questions should be directed to the Legal & Compliance department.

Disciplinary sanctions such as suspension, with or without pay, or termination of employment may be imposed against any person who fails to adhere to the policies and procedures set forth in this manual.

On an annual basis, each INVESCO officer, director, and employee will be required to provide a written certification that he or she has read and understands the policies in the manual, recognizing that he or she is subject to the policies. In addition, on an annual basis each INVESCO officer, director, and employee will be required to certify in writing the disclosure of all personal securities transactions and reportable accounts.

     Questions regarding the contents of this manual should be directed to:

         Stephanie Barres, Director Broker Dealer Compliance, ext. 6475

               Jim Lummanick, Chief Compliance Officer, ext. 6526

                                 CODE OF ETHICS
                                 --------------

As members of an organization serving the public, all employees are guided in their actions by the highest ethical and professional standards.

1.   The  general  conduct  of all  employees  must  at all  times  reflect  the professional nature of the business we are in. INVESCO employees are judicious, accurate, objective and reasonable in dealing with both clients and other parties. The personal integrity of all employees must be beyond the slightest shadow of a doubt.
2. All INVESCO personnel must act within the spirit and the letter of all federal, state, and local laws and regulations pertaining to the securities business.
3. At all times, the interest of the client has precedence over any personal interest.
4. All officers, directors and employees shall obtain prior written approval before placing a securities transaction (as listed in the following INVESCO policies).
5. INVESCO personnel will not accept compensation of any sort for services, from any outside source without the permission of the CEO or their representative.
6. When personal interests conflict with the interests of INVESCO and its clients, the employee will report the conflict to the Legal & Compliance department for resolution.
7. Recommendations and actions of INVESCO are confidential and private matters between INVESCO and its clients. It is INVESCO's policy to prohibit, prior to general public release, the transmission, distribution or communication of any information regarding securities transaction of client accounts except to broker/dealers in the ordinary course of business.
8. No information obtained during the course of employment regarding particular securities (including reports and recommendations of INVESCO) may be transmitted, distributed, or communicated to anyone who is not affiliated with INVESCO. In addition, an employee in possession of this information may not use this information for their own personal gain.
9. The policies and guidelines set forth in this Code of Ethics must be strictly adhered to by all INVESCO employees. Severe disciplinary actions, including dismissal, may be imposed for violations of this Code, including the guidelines that follow.

                                FIDUCIARY CONDUCT
                                -----------------

The following principles will assist us as INVESCO and AMVESCAP employees in governing our conduct as fiduciaries:

1. AMVESCAP seeks to maintain the same high fiduciary standards throughout the world, even though those standards may not be legally required, or even recognized, in some countries.

2. Clients must be provided with timely and accurate information regarding their accounts.

3. Processes have been established for the proper maintenance, control and protection of client assets. Fiduciary assets must be segregated from AMVESCAP assets and property.

4. Fiduciary duties are delegated only when the client consents, and where permitted by applicable law. Reasonable care, skill and caution must be exercised in selection of agents and the review of their performance.

5. INVESCO and AMVESCAP are each responsible for making investment decisions on behalf of clients which conform to the prospectus, contract , or other controlling document.

6. INVESCO and all employees should seek open and responsive relationships with the various industry regulators.

                    GUIDELINES FOR AVOIDING PROHIBITED ACTS
                    ---------------------------------------

INVESCO employees are prohibited from the following ("Prohibited Acts"):

1. Soliciting or recommending purchases, sales or reinvestment in securities not in accordance with the client's investment objectives and guidelines.
2. Attempting to use their influence to cause any client account to purchase, sell or retain any securities for the purpose of seeking any form of personal gain.
3. Warranting the value or price of any security or guaranteeing its future performance.
4. Promising or representing that an issuer of securities will meet its obligations or will fulfill its investment or business objectives in the future.
5. Agreeing to protect a client against loss by repurchasing a security at some future time.
6.   Owning or taking title to any funds or assets of a client.
7. Maintaining a joint brokerage or bank account with any client; sharing any benefit, profit or loss resulting from securities transactions with any client; or entering into any business transaction with any client.
8. Borrowing money or securities from any client, regardless of the relationship between the client and INVESCO representative.
9. Owning, operating, managing or otherwise engaging in or being employed by any outside business activity on either a full-time or part-time basis without the prior written approval of the President or CEO or their representative.
10. Violating or failing to abide by INVESCO's policy designed to detect and prevent insider trading, and INVESCO policy regarding buying and selling AMVESCAP shares or ADRs.
11. Entering orders in any account for which there is no client. Any employee who becomes aware of any conduct which might violate the Prohibited Acts listed above, any laws or regulations, or improper or unauthorized actions, should report such conduct to their supervisor. Any questions about the conduct required by INVESCO should be directed to the Legal & Compliance department.

                               NEED-TO-KNOW POLICY
                               -------------------

  THIS POLICY IS TO BE READ IN CONJUNCTION WITH THE INVESCO PERSONAL SECURITIES
                               TRADING POLICIES.

In conjunction with the policies regarding insider trading and material information, INVESCO maintains a Need-to-Know Policy. This policy has been adopted to prevent even the appearance of impropriety.

As INVESCO diversifies its products and services, we must be aware that potential conflicts may arise. For instance, in the normal course of business with a retirement plan, INVESCO may receive confidential information about the plan's company (such as imminent lay-offs, poor earnings, etc.) that may be material to a portfolio manager holding the stock and trying to determine to buy or sell the securities.

In consideration of our professional responsibilities, and under law, INVESCO must not use nonpublic information improperly to benefit INVESCO, a client, or an individual. INVESCO personnel should always make every effort to avoid even the appearance of misusing nonpublic information.

In light of this, INVESCO employees who have nonpublic information must not disclose it to anyone who does not have a "need to know." This policy, also know as a "Fire Wall," is designed to keep the information confidential. While there may be times in which trading or other activities must be restricted, reliance on a successful operating Fire Wall allows INVESCO to minimize such restrictions. The Fire Wall permits INVESCO personnel in non-affected areas to continue to engage in activities involving a particular company's securities.

Under the Fire Wall policy, those on the "informed" side of the wall have a special duty to ensure that appropriate standards or confidentiality are maintained. For those on the "uninformed" side of the wall, a corresponding duty exists. All INVESCO personnel are prohibited from making any effort to obtain nonpublic information that may be in the possession of other parts of the organization. Again, INVESCO employees who have nonpublic information must not disclose it to anyone who does not have a need to know.

When material information is communicated, whether to other personnel or to those outside the organization, the second person is then "brought over the wall" and is then prohibited from effecting transactions in the concerned company securities until the information is made public. Therefore, extreme care should be taken to ensure that they are not put in a position of nonpublic information about other transactions that might prejudice or inhibit the appropriate performance of their other functions in their normal area of operation.

Any questions as to whether a piece of information is material or should not be communicated should be directed to the Legal & Compliance department of INVESCO.

                              ANTI-MONEY LAUNDERING
                              ---------------------

The attempted use of financial institutions and instruments to launder money is a significant problem that has resulted in the passage of strict laws in many countries. Money laundering attempts to disguise money derived from illegal activity including drug trafficking, terrorism, organized crime, fraud, and many other crimes. Money launderers go to great lengths to hide the sources of their funds. Among the most common stratagems are placing cash in legitimate financial institutions (such as mutual funds), layering between numerous financial institutions, and integrating the laundered proceeds back into the economy as apparently legitimate funds.

INVESCO maintains strict policies regarding this matter. Such policies are outlined in the Supervisory Procedures Manual and should be reviewed for compliance with such procedures. The manual may be obtained through the Legal & Compliance Department.

                                   AML Policy
                                   ----------

                                   ANTI-TRUST
                                   ----------

The laws of many countries are designed to protect consumers from illegal competitive actions such as price fixing and dividing markets. It is AMVESCAP's policy and practice to compete based on the merits of our products and services. We do not fix or control prices with competitors, divide up territories or markets, limit the production or sale of products, boycott certain suppliers or customers, unfairly control or restrict trade in any way, restrict a competitor's marketing practices, or disparage a competitor. We should never discuss products, pricing or markets with competitors with the intent to fix prices or divide markets.

                          INTERNATIONAL TRADE CONTROLS
                          ----------------------------

From time to time, various countries may impose restrictions upon the ability of businesses in their jurisdiction to engage in commerce with designated individuals, countries or companies. These laws are commonly referred to as boycotts or trade embargoes.

Similarly, many countries contribute the names of criminal or terrorist organizations or individuals to a common database and require financial institutions to screen customer lists against the database as part of their "Know Your Customer" obligations. We must be aware of and, where appropriate, adhere to any such restrictions.

                              GIFTS AND GRATUITIES
                              --------------------

This policy is in compliance with the National Association of Securities Dealers Regulation, Inc. (NASDR) Conduct Rule 3060 (a), which states:

No officer, director, or employee of INVESCO shall directly or indirectly accept in any one-year gifts, gratuities or favors in excess of $100 per individual per year from any one broker/dealer without the prior written approval of the Legal & Compliance Department.

In connection with the retail sale or distribution of shares of the INVESCO Funds products (retail, variable, etc.), no officer director, or employee covered by this policy may offer or pay to any broker/dealer anything of material value over $50, and no broker/dealer may solicit or accept anything of material value (over $50). See NASDR Conduct Rules 2820 & 2830.

Gifts or gratuities of any amount to any fiduciary of an existing or prospective ERISA account, or any associated person thereof, should be pre-approved in writing by the Legal & Compliance Department. The U.S. Department of Labor (DOL) has specific regulations regarding this issue which may necessitate a review for individual clients.

Lavish or frequent  entertainment may be considered a gift.

NASDR Rules require that the receipt of a gift or the giving of a gift must be documented. Recordkeeping for gifts received is maintained in the Legal & Compliance Department. Recordkeeping for National and Institutional Sales is maintained by the administrative group of that area and is to be available to regulators or Compliance upon request.

To report a gift, complete the GIFT REPORTING FORM and forward to Stephanie Barres, Mail Stop 50-101.

                          ACTIVITIES OUTSIDE OF INVESCO
                          -----------------------------

If you wish to accept a position with a corporation (public or private), charitable organization, foundation or similar group, you should seek prior approval. Submit a memorandum, detailing the proposed activity to your supervisor, the President or Chief Executive Officer and to the General Counsel. Please use the OUTSIDE ACTIVITIES FORM to report your proposed employment.

The memorandum should state the compensation or benefits, direct or indirect, that you will receive from your participation and the nature of the time commitment involved. These types of requests will be treated on a case-by-case basis with the interests of INVESCO and its clients being paramount.

                      PARTICIPATING IN A BOARD OF DIRECTORS
                      -------------------------------------

Employees may be asked to serve on the Board of Directors of another company, whether for profit or not-for-profit, charitable foundations, etc. Approval for such a position must be obtained.

If authorization to serve on the board of directors of a company is granted, the INVESCO officer, director or employee serving as a director shall refrain from any direct or indirect involvement in the consideration for purchase or sale and in the purchase or sale by any INVESCO client. For example, securities of the company of which the INVESCO officer, director or employee serves as a director, or any securities of an affiliate of such company, should not be purchased for INVESCO clients.

As an outside board member or officer, an employee may come into possession of material non-public information about the outside company, or other public companies. It is critical that a proper information barrier be in place between AMVESCAP business units and the outside organization, and that the employee does not communicate such information to other AMVESCAP employees or business units in violation of any such information barrier.

                                   GUIDELINES
                                   ----------

There is no absolute prohibition on an INVESCO employee participating in outside activities. As a practical matter, however, there may be circumstances in which it would not be in INVESCO's best interest to allow employees to participate in outside activities. The first consideration must be whether the activity will take so much of the employee's time that it will affect his or her performance. As important, however, is whether the activity will subject the employee to conflicts of interest that will reflect poorly on both him or her and INVESCO.

Our business is such that we must adhere strictly to the highest ethical standards and strive to avoid even the appearance of impropriety and conflict. It is impossible to anticipate every conflict that may arise, but activities should be limited to those that have the least probability of creating them. For example, serving on the board of a publicly traded company has clear potential for conflict, while serving on the board of a charitable organization generally does not normally pose a conflict.

Another consideration is that under the law, INVESCO and its employees must not use non-public material information improperly to benefit themselves or INVESCO's clients. It is conceivable, for example, that as an advisory board member, you may receive material non-public information about certain public companies. If this occurs, you would be prohibited from effecting transactions (either for your account or client accounts) until the information either is made available to the public or ceases to be material. You would also be required to keep the information confidential and, pursuant to our Code of Ethics and Insider Trading Policies, avoid using the information to effect trades.

Additionally, even if you are positive that you do not have any "insider information," unforeseen market events may make it look as if you did -- e.g., you sell securities of a company that subsequently reports an adverse event
(e.g., loss of a major customer, departure of key employees, etc.). It is virtually impossible to prove a negative -- that you didn't know about the event -- and it may make it difficult to win any lawsuit that is brought or to mitigate any resulting adverse publicity.

                              BUSINESS CARD POLICY
                              --------------------

It is the policy of INVESCO, that the business cards of the officers and employees of INVESCO be accurate, clear, and not misleading to the recipient. The SEC and NASDR categorize business cards as advertising material, and thus apply all general marketing rules to business cards. Accordingly, when developing and disseminating business cards, certain guidelines should be followed. Also, as with all advertising and marketing materials, approval should be obtained from the Legal & Compliance department.

Standard INVESCO business cards prepared by the Marketing Communications group meet all the necessary requirements. INVESCO Funds employees should only use business cards ordered from the Communications group.

All  business  cards  and  stationary  must  list  the  appropriate   Office  of
Supervisory Jurisdiction (OSJ) as registered with the NASD.

               ANTI-BRIBERY AND DEALINGS WITH GOVERNMENT OFFICIALS
               ---------------------------------------------------

Many of the countries in which AMVESCAP conducts its business prohibit the improper influencing of governmental officials by the payment of bribes, gifts, political contributions, lavish hospitality or by other means. Our policy requires adherence to those restrictions.

In general, all travel and entertainment we provide to governmental officials must be pre-approved within the appropriate AMVESCAP business unit. If approved, a written confirmation that such expenses do not violate local law must be obtained from an appropriate third party (e.g., the business unit's legal counsel or the government official's supervisor).

Gifts, other than those of nominal value, may not be given to or accepted from such officials. These prohibitions extend to any consultants or agents we may retain on behalf of AMVESCAP.

                EMPLOYEE POLITICAL AND CHARITABLE CONTRIBUTIONS
                -----------------------------------------------

INVESCO realizes, as active members of the community and involved citizens, its employees often participate in political and charitable projects and activities that may include donations and contributions by employees to political candidates or charitable organizations.

Although INVESCO encourages civic and community involvement by its employees, INVESCO desires to avoid any situation that raises a conflict of interest or that creates an appearance of impropriety in the context of INVESCO's business relationships. Specifically, this policy prohibits employees from making political or charitable contributions when the solicitation or request for such contributions implies that continued or future business with INVESCO depends on making such a contribution. Similarly, no contribution should be made that creates the appearance that INVESCO stands to benefit from a business relationship because of an employee's contribution.

We may not, under any circumstances, use Company funds to make political contributions without prior approval, nor may we represent our personal political views as being those of the Company.

                             CAMPAIGN CONTRIBUTIONS
                             ----------------------

Both federal and state campaign finance laws include limits on political contributions that employees may make. Under federal law, the maximum amount an individual may contribute to a political candidate is $1,000 per election. The limits imposed by state law vary.

All contributions made by employees must be entirely voluntary and should only be in an amount that is determined by the employee. Additionally, the contribution should be unlikely to influence the candidate's judgment regarding any continued or future business with INVESCO. No contributions should be made that create the appearance of any of the conflicts discussed. In no case may any contribution exceed the applicable federal or state limitations.

If an employee is unsure if a particular political contribution would be in compliance with this policy, they should consult the Legal & Compliance department.

                         CONTRACT RECORDKEEPING & REVIEW
                         -------------------------------

INVESCO requires that all contractual relationships entered into with unaffiliated entities be in writing, reviewed and approved by the Legal and Compliance Department, and fully executed by all parties. In addition, INVESCO monitors all current contracts for amendment to reflect changed circumstances, tracks the expiration date for timely renewal if necessary, superceding events, and other activities that could affect the contractual relationship.

INVESCO's Legal and Compliance Department has instituted procedures to ensure that these minimum requirements are fully met. All contracts should be submitted to the Legal & Compliance Department for review prior to signing the contract.

All signed original agreements entered into on behalf of INVESCO should be sent to the Legal & Compliance department for inclusion in the contract database and for disaster recovery purposes.

Only officers (Assistant Vice President, Vice President, and Senior Vice President) of INVESCO Funds Group, Inc., and of INVESCO Distributors, Inc., may sign contracts on behalf of INVESCO. Contact your department head to determine the appropriate officer to sign a contract.

                             PERFORMANCE DATA SOURCE
                             -----------------------

Mutual fund performance calculations provide a way to measure whether a mutual fund's investments are providing a profit to its shareholders. Performance measurement also offers a common basis for investors to compare one mutual fund against another mutual fund. To provide information that accurately reflects the financial status of a fund, the SEC and other industry organizations and accounting authorities specify various methods of computing mutual fund "performance." These methods include "total return" and "average annual return," among others.

In addition, the SEC and the NASD specify very strictly not only the performance calculation methods, but the way in which those calculations must be presented in prospectuses, advertising and sales literature, and indeed, in every communication of mutual fund "performance" to the public.

The SEC and other regulators impose penalties for violation of the various regulations relating to calculation and use of performance numbers. To ensure total compliance, INVESCO must strictly control the source and use of its mutual funds' performance statistics. The Financial Reports area of the INVESCO Portfolio Accounting Department is the sole source of INVESCO Mutual Fund performance calculations. Reference may be made to invescofunds.com website total return performance displays, as the Financial Reports department reviews this information on a daily and monthly basis.

ONLY FINANCIAL REPORTS' PERFORMANCE CALCULATIONS MAY BE USED OR REFERENCED BY ANY EMPLOYEE, CLIENT REPRESENTATIVE, OR OTHER PERSON IN ANY CAPACITY PURPORTING TO SPEAK ON BEHALF OF THE INVESCO MUTUAL FUNDS.

                                   COMPLAINTS
                                   ----------

The complaint process is governed by both the SEC and NASD. If a complaint is received in an official letter from the SEC, NASD, State or other regulatory organization, immediately send all original paperwork to Director of Broker Dealer Compliance in Legal & Compliance Department.

Complaints from shareholders are addressed through the Transfer Agency as outlined in INVESCO's Supervisory Procedures Manual.

Complaints regarding non-shareholder matters (for example, complaints regarding separately-managed accounts) are generally resolved by the Investment Division and/or Institutional Sales. The Legal & Compliance Department should be advised of the existence of such complaints and the ultimate resolution.

Employee's should ensure that all complaints are addressed in a timely fashion. Contact Legal and Compliance with questions regarding such items.

                         COMMUNICATIONS WITH REGULATORS
                         ------------------------------

It is the policy of INVESCO to cooperate fully with regulatory agencies. Most inquiries from regulators are of a routine nature. At the same time, however, even a casual inquiry from a regulatory agency may develop into a non-routine matter. This most often occurs due to misunderstandings over the information that the regulator is seeking, or statements made by people without a full knowledge of the facts. Moreover, even routine regulatory requests often involve interview with employees and production of records, which can be time-consuming. Finally, there have been instances in which persons have attempted to obtain confidential information by impersonating regulators. While such misrepresentation is blatantly illegal, it has occurred.

Our principal regulators - the Securities and Exchange Commission (SEC) and the National Association of Securities Dealers, Inc. (NASD) - are aware of the issues that their requests can raise. For that reason, the SEC, NASD and other regulators generally initiate their contacts with INVESCO through the Legal and Compliance Department. That way, the Legal and Compliance Department can ascertain quickly the scope of the inquiry and arrange to provide any information sought in a manner that is most efficient for the regulator and least disruptive to our business operations.

For these reasons, any contact by a regulatory agency must be referred immediately to the Chief Compliance Officer, Assistant General Counsel or
General Counsel. If the initial contact is made by telephone, simply and politely advise the caller that it is INVESCO's policy to direct any regulatory inquiry to the Legal and Compliance Department, and then transfer the call.

                        PENDING OR THREATENED LITIGATION
                        --------------------------------

INVESCO continuously strives to meet and exceed the highest standards in the conduct of its own business, and expects no less of the companies and personnel with which it has legal, commercial and investment relationships. However, the possibility always exists that INVESCO may become involved in litigation, either in its own respect or as a result of its advisory or other status with respect to the INVESCO Mutual Funds and its other investment accounts.

In virtually all instances, INVESCO receives formal notice of litigation by what is called "service of process." This is often done by hand delivery of the legal complaint and accompanying documents to the INVESCO offices, and, occasionally, by mail. When process is presented for service upon INVESCO Funds Group, INVESCO Distributors, Inc., the INVESCO Mutual Funds or other INVESCO affiliated entity, the INVESCO public receptionist is directed to call the INVESCO Legal & Compliance Department, which shall notify and direct an appropriate Company officer to accept such service on behalf of INVESCO. The INVESCO public receptionist and INVESCO mailroom are directed to forward to the INVESCO Legal & Compliance Department all litigation materials received via hand delivery, U.S. Postal Service, or any other delivery service.

INVESCO's General Counsel is responsible for all matters involving litigation initiated by or filed against INVESCO, although the General Counsel may delegate to selected Legal and Compliance Department staff such matters as the General Counsel deems appropriate and necessary. The General Counsel (or designee) shall coordinate with INVESCO's Company Affairs (Public Relations) department preparation and release of all litigation-related communications directed to the public. INVESCO's General Counsel reports on all pending, threatened or existing litigation to the executive management of INVESCO on a periodic basis, and as events develop, and shall proceed in litigation matters as the executive management of INVESCO may direct.

                  Corporate Information Systems Security Policy
                  ---------------------------------------------

This policy is an addendum to the IFG and IDI Code of Ethics and Business Policies Manual. All employees are responsible for the compliance with the Corporate Information Systems Security Policy.

Questions regarding this policy should be addressed with each employees department manager and then with their department's IT liaison.


                  INVESCO PERSONAL SECURITIES TRADING POLICIES

             (Substantially identical to the policies applicable to
                         all AMVESCAP entities Globally)

                       I. CORE PRINCIPLES (ALL EMPLOYEES)

     A. Employees have a duty to serve the best interests of clients and not to engage in conduct that is in conflict with such interests.

     B.   Employees are prohibited from misusing "inside information".

     C. Employees are permitted to acquire shares of AMVESCAP PLC ("AMVESCAP") through authorized share purchase schemes (including the AMVESCAP International Sharesave Plan) and otherwise in a manner consistent with applicable law.

     D. Employees are encouraged to invest in mutual funds, unit trusts and other collective investment vehicles sponsored by subsidiaries of AMVESCAP.

     E. Subject to certain exceptions set forth in these Policies employees are permitted to invest in other securities if they observe applicable laws and regulations and both the letter and spirit of these Policies.

             II. PROHIBITION AGAINST INSIDER TRADING (ALL EMPLOYEES)

     A. TERMS AND DEFINITIONS - As used in this Section II, certain key terms have the following meanings:

          1. "INSIDER" - The concept of "Insider" is broad, and includes at a minimum all directors, officers and employees of a company. Directors, officers and employees of AMVESCAP and its subsidiary companies are deemed to be Insiders of AMVESCAP. In addition, any person may be a temporary Insider if he/she enters into a special, confidential relationship with a company in the conduct of its affairs and, as a result, has access to non-public information developed for the company's purposes. Thus, any person associated with AMVESCAP or any of its subsidiaries may become a temporary Insider of a company which is advised by a subsidiary or for which a subsidiary performs other services. Temporary Insiders of a company may also include, for example, its attorneys, accountants, consultants and other agents, or employees of its bank lenders and major customers.

          2. "INSIDER TRADING" - While the law concerning "Insider Trading" is not static, it generally includes: (1) trading by an Insider while in possession of Material or Market/Price Sensitive Non-Public Information; (2) trading by non-insiders while in possession of Material or Market/Price Sensitive Non-Public Information either improperly obtained by the non-insider or disclosed to the non-insider by an Insider in violation of the Insider's duty to keep it confidential; and (3) communicating Material or Market/Price Sensitive Non-Public Information to others.

          3. "MATERIAL INFORMATION" (U.S. terminology) and "Market or Price Sensitive Information" (U.K. terminology) - These terms generally include (1) any information that a reasonable investor would likely consider to be important to making an investment decision; and (2) any information that is reasonably certain to have a substantial effect on the price of a company's securities.
               Examples of Material or Market/Price Sensitive Information include (but are not limited to) changes in dividends or dividend policy, earnings estimates or changes in previously released earnings estimates, developments concerning significant merger or acquisition proposals, developments in major litigation, and significant changes in management.

          4. "NON-PUBLIC INFORMATION" - Information is "non-public" until it has been effectively communicated to the market and the market has had time to "absorb" the information. For example, information found in a report filed with the Securities and Exchange Commission, or appearing in Dow Jones, Reuters Economic Services, The Wall Street Journal or other publications of general circulation would be considered public.

     B. GENERAL PROHIBITION - All Directors, officers and employees (including contract employees and part-time personnel) of AMVESCAP, its subsidiaries and affiliated companies worldwide, are prohibited from engaging in Insider Trading. This prohibition applies to both personal and client accounts.

     C. REPORTING OBLIGATION - Any Director, officer or employee (including any contract or part-time employee) who possesses or believes that he/she may possess Material or Market/Price Sensitive Non-Public Information about any issuer of securities must report the matter immediately to the Legal & Compliance department, which will review the matter and provide further instructions as to the appropriate handling of the information.

           III. POLICIES AND PROCEDURES GOVERNING PERSONAL SECURITIES
                             TRANSACTIONS GENERALLY

     A.   COVERED  PERSONS  - The  policies  and  procedures  set  forth in this
          Section III apply to Directors, officers and employees of AMVESCAP, its subsidiaries and affiliated companies ("AMVESCAP Companies") who are deemed to be "Covered Persons" as defined herein. The term "Covered Persons" includes all such Directors, officers and employees except those who have been determined to be "Exempt Persons" by the relevant management committee of an operating division of AMVESCAP or its designee ("Relevant Management Committee").

     B. EXEMPT PERSONS - An "Exempt Person" must meet all of the following criteria:

               1. Work in a position which is unrelated to any AMVESCAP Company's investment management, investment policy or investment strategy activities and who has no day-to-day access to information on current investment strategy, portfolio holdings and portfolio transactions;

               2. Demonstrate lack of day-to-day access to such information by factors such as physical separation (e.g. employment in a facility physically separated from the locations where investment-related activities occur) and lack of access to computer systems that would provide access to portfolio information;

               3. Annually sign a statement to the effect that such person has no actual access to such information, and that if he/she comes into contact with such information he/she will promptly notify the Legal & Compliance department who will determine, based on a review of the employee's circumstances, whether he/she may continue to be designated as an "Exempt Person".

                    NOTE: Each exempt person's status will be reviewed periodically by the Legal & Compliance Department. If any one of the above requirements is not met, the employee will immediately be considered to be a covered person.

     C. GENERAL POLICY

               1. Covered Persons may not engage in personal securities transactions that create an actual or potential conflict of interest with client trading activity. Thus Covered Persons have a fiduciary responsibility to ensure that all client trading activity in a security is completed before engaging in personal securities transact

               2. For purposes of this Section III the term "personal securities transaction" includes any transaction by a Covered Person for a "Covered Account", defined as any account: (a) in which a Covered Person has a direct or indirect financial interest; or (b) over which such Covered Person has direct or indirect control over the purchase or sale of securities. Such Covered Accounts may include, but are not limited to, accounts of a spouse, minor child, relative, friend, or personal business associate.

     D.   PRE-CLEARANCE REQUIREMENTS

               1.   General Requirement:

               a. A Covered Person may not engage in a personal securities transaction unless it has been pre-cleared by the Legal & Compliance department following a determination that the transaction does not give rise to an actual or potential conflict of interest with client activity in the same security. This determination shall not be made, and pre-clearance shall not be given, if there has been a client account transaction in the same security within seven (7) calendar days of the proposed personal securities transaction (the "7-Day Rule").

               b. Subject to oversight by the Relevant Management Committee, the Legal & Compliance department has responsibility for setting the policy for determining which client accounts will be matched against each Covered Person's personal securities transactions.

               c. The pre-clearance requirements and procedures set forth in this paragraph D apply to personal securities transactions in any security that is not the subject of an exception set forth in paragraph F below, and specifically apply to transactions in shares of AMVESCAP and to transactions in shares of closed-end investment companies and closed-end investment trusts managed by an AMVESCAP company.

               d. In the case of personal securities transactions involving the purchase or sale of an option on an equity security, the Legal & Compliance department will determine whether to pre-clear the transaction by matching the personal securities transaction against client account activity in both the option and the underlying security.

               e. It shall be the responsibility of the Legal & Compliance department following pre-clearance of a personal securities transaction, to monitor client account activity in the same security for the following seven (7) calendar days to determine whether the appearance of a conflict is present, either in conjunction with a particular transaction or as the result of a pattern of trading activity and, if so, whether any additional action (such as disgorgement of profits) is warranted.

          2. PRE-CLEARANCE PROCEDURES - The Legal & Compliance Department shall be responsible for setting appropriate procedures (and documentation) to carry out the pre-clearance requirements set forth in this paragraph D. These procedures shall include the following:

          a. A Covered Person must complete and submit to the Legal & Compliance department a pre-clearance request form setting forth details of each proposed personal securities transaction;

          b. The Legal & Compliance department will review the form and notify the covered person whether the request is authorized or denied (as time-stamped on the form).

               1.   Investment  Division  personnel  should seek final  approval
                    from  the  Chief  Investment   Officer;   and  Trading  Desk
                    personnel should seek approval from the Head Trader.

          c. The Covered Person is permitted to trade WITHIN ONE TRADING DAY following the date of approval. If the trade is not executed during the time period a new pre-clearance request form must be submitted.

          3.   DE MINIMIS EXEMPTION

               A pre-clearance request relating to a proposed personal securities transaction involving 2,000 or fewer shares (or 20 or fewer contracts, in the case of options) of an issuer that has at least US $1 billion (or non-US. currency equivalent) in market capitalization shall not be subject to the 7-Day Rule or other provisions of sub-paragraph D.1, provided that:

               (a) Any pre-clearance approval given for such transaction shall be valid for ten (10) calendar days only; and

               (b) The de minimis exemption may be used once every thirty (30) days for a specific security.

     E.   REPORTING REQUIREMENTS

          1. INITIAL REPORTS BY COVERED PERSONS - Within 10 days of commencement of employment each Covered Person must provide to the Legal & Compliance department a complete list of all of his or her Covered Accounts, including individual securities held within those accounts or in certificate form.
          2. REPORTS OF TRADE CONFIRMATIONS - Within (ten) 10 calendar days of settlement of each personal securities transaction, the Covered Person engaging in the transaction must submit or ensure their broker mails a duplicate copy of the broker-dealer confirmation for such transaction to the Legal & Compliance department. (Note:
               The duplicate confirmation must be generated by the broker-dealer and mailed directly to the legal/compliance department. Employee delivered Photostat copies are not acceptable unless requested by the Legal & Compliance department.)

          3. ANNUAL UPDATE AND CERTIFICATION - No later that February 1 of each year, each Covered Person must file with the legal/compliance department an annual account statement that lists, as of December 31 of each prior year, all Covered Accounts of such Covered Person and all securities holdings of such Covered Accounts. Annually, each Covered Person must execute and provide his/her legal/compliance department with a certificate of compliance with these Policies and any other personal trading policies then in effect which apply to such Covered Person.

     F.   EXCEPTIONS TO PRE-CLEARANCE AND REPORTING REQUIREMENTS

          1.   The   following   securities   are  not  subject  to  either  the
               pre-clearance requirements or the reporting requirements set forth in this Section III:

               a. Open-end mutual funds and open-end unit trusts, other than INVESCO Funds accounts.

               b. Variable annuities, variable life products and other similar unit-based insurance products issued by insurance companies and insurance company separate accounts.

               c.   U.S. (Federal)  Government  Securities,  and d. Money market
                    instruments   (as   defined   by  the  Legal  &   Compliance
                    department).

          2. INDEPENDENT DIRECTORS - Personal securities transactions of an Independent Director of AMVESCAP are not subject to either the pre-clearance or reporting requirements set forth in this Section III except with respect to personal securities transactions in the shares of AMVESCAP or shares of any closed-end investment company or investment trust served by such Independent Director in a Director or Trustee capacity. For purposes of this exception, the term "Independent Director" includes (a) any Director of AMVESCAP (i) who is neither an officer nor employee of AMVESCAP or of any AMVESCAP Company, or (ii) who is not otherwise "connected with" AMVESCAP or any AMVESCAP Company within the meaning of the London Stock Exchange Yellow Book;

          3. Personal securities transactions in the following are NOT SUBJECT TO THE PRE-CLEARANCE REQUIREMENTS set forth in this Section III BUT ARE SUBJECT TO THE REPORTING REQUIREMENTS:

                    o    INVESCO Funds mutual fund accounts;
                    o    Securities    acquired   through   automatic   dividend
                         reinvestment plans;
                    o Securities acquired through the receipt or exercise of rights or warrants issued by a company on a pro rata basis to all holders of a class of security;
                    o    A City Index (e.g., IG Index) (UK only);
                    o    Futures contracts;
                    o    Commodities contracts;
                    o Futures or Options on a stock market index, a foreign currency or commodity; and
                    o Exchange Traded Funds (ETFs) such as NASDAQ 100 shares, S & P Depository Receipts, etc.

          4. DELEGATED DISCRETIONARY ACCOUNTS - Pre-clearance is not required for transactions in a Covered Account as to which a Covered Person is not exercising power over investment discretion, provided that:

                    a. The Covered Account is the subject of a written contract providing for the delegation by the Covered Person of substantially all investment discretion to another party;

                    b. The Covered Person has provided the Legal & Compliance department with a copy of such written agreement and a Pre-Approval Request;

                    c. The Covered Person certifies in writing that he/she has not discussed, and will not discuss, potential investment decisions with the party to whom investment discretion has been delegated; and

                    d. The Covered Person complies with all reporting requirements outlined in paragraph E above, and also provides or makes provision for the delivery of monthly and/or quarterly statements of discretionary account holdings to the Legal & Compliance department.

               THE FOREGOING EXCEPTION FROM THE PRE-CLEARANCE REQUIREMENT DOES NOT APPLY TO TRANSACTIONS BY A DELEGATED DISCRETIONARY ACCOUNT IN SHARES OF AMVESCAP. All employees are required to notify parties to whom they have delegated investment discretion that such discretion may not be exercised to purchase shares of AMVESCAP and that any sales of AMVESCAP shares by a Covered Account which is the subject of delegated investment discretion are subject to the pre-clearance and reporting requirements set forth in this
               Section III and the policies and provisions set forth in Section IV below.

     G. RESTRICTIONS ON CERTAIN ACTIVITIES

     In order to avoid even the appearance of conduct that might be deemed contrary to a client's best interests, Covered Persons (other than Independent Directors of AMVESCAP) are subject to the following additional restrictions and prohibitions relating to certain investment activities and related conduct:

          1.   PROHIBITION  AGAINST TRADING IN SECURITIES ON "RESTRICTED LISTS":
               It is recognized that there may be occasions when AMVESCAP, an AMVESCAP Company, or a Covered Person who is a key executive of AMVESCAP or an AMVESCAP Company, may have a special relationship with an issuer of securities. In such occasions the Board of Directors of AMVESCAP or the Relevant Management Committee may decide to place the securities of such issuer on a "restricted list", to be maintained by the Legal & Compliance department. All employees are prohibited from engaging in any personal securities transactions in a security on a "restricted list".

          2. PROHIBITION AGAINST SHORT-TERM TRADING ACTIVITIES: Covered Persons are prohibited from profiting in an "opposite transaction" in the same security within 60 days of its purchase or sale. Generally, only those securities requiring pre-clearance are subject to this Short-Term Trading Prohibition. However, while options and futures transactions are generally not subject to this Short-Term Trading Prohibition, such transactions may not be used to circumvent the prohibition.

          3.   PROHIBITION  AGAINST SHORT SALES:
               Covered Persons are prohibited from engaging in short sales of securities.

          4.   PROHIBITION AGAINST PURCHASES IN INITIAL PUBLIC OFFERINGS:
               Covered Persons are prohibited from purchasing securities in initial public offerings except in those circumstances where different amounts of such offerings are specified for different investor types (e.g. private investors and institutional investors) and the purchase has been pre-cleared by the Legal &
               Compliance department on the basis that it is not likely to create any actual or potential conflict of interest.

          5. RESTRICTIONS ON THE PURCHASE OF RESTRICTED SECURITIES ISSUED BY PUBLIC COMPANIES:
               Generally, Covered Persons are discouraged from investing in restricted securities of public companies. A Covered Person may purchase such securities if the purchase has been pre-cleared by the Legal & Compliance department following a determination that the proposed transaction does not present any actual or potential conflict of interest.

          6.   RESTRICTIONS ON PRIVATE PLACEMENTS (INCLUDING HEDGE FUNDS):
               A Covered Person may not purchase or sell any security obtained through a private placement (including the purchase or sale of an interest in a so-called "hedge fund") unless such transaction has been pre-cleared by the Legal & Compliance department following a determination that the proposed transaction does not present any actual or potential conflict of interest.
               In addition, if a Covered Person owning securities of a privately held company knows that the company is proposing to engage in a public offering involving securities of that company (whether or not such securities are of the same class as the securities held by such Covered Person), he/she must disclose this information to the Legal & Compliance department which will determine whether further action should be taken.

          7.   PARTICIPATION IN INVESTMENT CLUBS:
               A Covered Person is prohibited from participating in an investment club unless such participation has been pre-cleared
               (form) by the Legal & Compliance department following its determination that the following conditions have been satisfied:

                    a. the Covered Person's participation does not create any actual or potential conflict of interest;

                    b.   the  Covered   Person   does  not  control   investment
                         decision-making for the investment club; and

                    c. the Covered Person has made satisfactory arrangements to ensure that duplicate trade confirmations of investment club activity and quarterly statements of investment club holdings are provided to the Legal & Compliance department by brokers acting on behalf of the investment club.

               Should the Covered Person contribute, but not necessarily control, investment decision-making for the investment club, all transactions by the investment club would be subject to pre-clearance.

               Note: Exemption from trading pre-clearance for Investment Club participation may be made by the Legal & Compliance department. Such account activity will be periodically reviewed and if deemed necessary, the pre-clearance exemption may be revoked at any time.

               THE FOREGOING EXCEPTION FROM THE PRE-CLEARANCE REQUIREMENT DOES NOT APPLY TO TRANSACTIONS IN SHARES OF AMVESCAP PLC. All employees are required to notify parties with whom they participate in investment clubs with, that the club may not purchase or sell shares of AMVESCAP without prior clearance, and such transaction in AMVESCAP shares by a Covered Account are subject to the pre-clearance and reporting requirements set forth in this Section III and the policies and provisions set forth in
               Section IV below.

     IV.  TRANSACTIONS IN SHARES OF AMVESCAP PLC

                                 (ALL EMPLOYEES)

          A. Personal securities transactions in shares of AMVESCAP PLC by Directors, officers and employees of AMVESCAP and the AMVESCAP Companies are governed by AMVESCAP's Share Dealing Code (the "Code", a copy of which is attached hereto) adopted in accordance with requirements of the London Stock Exchange. The Code is incorporated by reference and made a part of these Policies so that a violation of the Code is also deemed a violation of these Policies. Among other provisions the Code generally prohibits all trading in AMVESCAP shares during certain defined "closed periods" which are typically two calendar months before annual results and earnings announcements and one calendar month before quarterly results and earnings announcements.

          B.   The  prohibitions  against  insider  trading  set forth  above in
               Section II of these Policies and the pre-clearance and reporting provisions set forth above in Section III of these Policies apply to personal securities transactions in shares of AMVESCAP.

          C. The foregoing provisions apply to all Directors, officers and employees of AMVESCAP, including both Covered Persons and Exempt Persons as defined in Section III, and apply to all personal securities transactions by or for the benefit of such persons, including transactions in discretionary accounts maintained for such persons.

          AMVESCAP OPTIONS AND SHARES TRANSACTIONS

               Purchases and sales of AMVESCAP shares (including ordinary shares and ADRs) is any INVESCO or AMVESCAP employee benefit accounts are subject to controls enforced by the plan administrator. Accordingly, these transactions are not subject to pre-clearance. ANY OTHER PURCHASES AND SALES OF AMVESCAP ORDINARY SHARES AND ADRS, HOWEVER, ARE SUBJECT TO PRE-CLEARANCE UNDER THE ABOVE RULES AND PROCEDURES.

               Additionally, except as part of an INVESCO or AMVESCAP employee benefit program, Covered Persons are prohibited from engaging in any transactions in options on AMVESCAP securities.

     V.   ADMINISTRATION OF POLICIES (ALL EMPLOYEES)

          A. WITH THE EXCEPTION OF PART IV ABOVE, administration of these Policies is the responsibility of the various Legal & Compliance departments within the AMVESCAP group, subject to general oversight by the Relevant Management Committees.

          B. RESPONSIBILITY for the administration of these Policies as they relate to transactions in AMVESCAP shares (Part IV above) rests jointly with the AMVESCAP Company Secretary, responsible for interpretations of the Code; its Group Compliance Officer, responsible for determinations made in the event of possible violations of the Code or of these Policies; and its various Legal & Compliance departments, responsible for pre-clearance and reporting of transactions. In any event, responsibility for these Policies as they pertain to trading in AMVESCAP shares is subject to general oversight by the AMVESCAP Board of Directors.

          C.   ADMINISTRATIVE RESPONSIBILITY FOR THESE POLICIES INCLUDES:

               1. The authority to adopt such forms and procedures as may be appropriate to implement these Policies;

               2. The authority to recommend and to implement policies that are more restrictive than those set forth in these Policies;

               3. The authority, on a case by case basis, and to a limited extent, to approve exceptions from any of the prohibitions, restrictions or procedures set forth in Part III of these Policies; and

               4. The authority to review violations of the Policies and to recommend to the Relevant Management Committee (or to the AMVESCAP Board of Directors in the case of violation of the Policies set forth in Part IV), such penalties and sanctions as may be appropriate under the circumstances.

          D.   EXCEPTIONS - Where  exceptions are approved under  subparagraph C
               (3) above, a determination shall be made, in the case of each such exception, that it is consistent with the Core Principles set forth in Section I of these Policies and that it does not create an actual or potential conflict of interest. The approval of the exception and the circumstances surrounding such approval shall be noted in writing and reported to the Relevant Management Committee at the next available opportunity.

          E.   PENALTIES AND SANCTIONS

               1.   Persons  who are  found to have  violated  the  prohibitions against Insider Trading set forth in Section II of these Policies may be subject to severe penalties and sanctions including, but not limited to, disgorgement of profits and suspension or termination of employment. These penalties and sanctions shall be in addition to any penalties that may be imposed by law, including (a) civil injunctions; (b) revocation of licenses and registrations; (c) substantial fines; and/or (d) imprisonment.

               2. Persons who are found to have knowingly violated any of the other provisions of these Policies, including the pre-clearance and reporting requirements, the restrictions against certain defined activities and the rules governing trading in shares of AMVESCAP, shall be subject to a range of possible sanctions including, among other actions: (a) required special education or training; (b) letters of admonition or censure; (c) restrictions on further personal securities transactions; (d) disgorgement of profits; and
                    (e) reassignment, demotion, suspension or termination of employment.


               POLICY FOR DIRECTOR AND EMPLOYEE PERSONAL DEALINGS

                    IN THE SHARES AND OPTIONS OF AMVESCAP PLC

                          (AMVESCAP POLICY 07/18/2001)

                                  INTRODUCTION

The London Stock Exchange requires all listed companies to adopt a share dealing policy and procedures designed to prevent members of the Board of Directors and employees from improperly using material non-public information. We must comply with this policy if we wish to deal in the Ordinary Shares, American Depository Receipts ("ADRs"), or exercise share options of AMVESCAP PLC.

                          PERSONS COVERED BY THE POLICY

All members of the AMVESCAP PLC Board of Directors, Executive Board, and all employees are subject to this policy. In addition, all "connected persons" of Board members or employees are also covered.

Persons connected to directors or employees includes:

     o    Our spouses;

     o Our dependent children under the age of 18 (including adopted, illegitimate or step-children);

     o Any body corporate, or other business entity, with which the director or employee is "associated" i.e., where 20% or more of the equity share capital or voting power is controlled by the director or employee and their connected persons;

     o The trustees of any trust where the beneficiaries of the trust include any of the above connected persons (with the exception of employee share schemes and pension schemes);

     o Our business partners i.e., a person or business entity with which we share a mutual economic interest under an agreement to share that interest.

                               DEALING PROCEDURES

All of our transactions in AMVESCAP PLC ordinary shares or ADRs must be approved in advance, including those in plans or trusts sponsored by the Company. Members of the Board of Directors and Executive Board must obtain prior clearance from the Group Compliance Officer. Employees must obtain approval in accordance with the personal share dealing policies in effect in their business unit. Generally this will mean seeking approval via their local compliance team which will be notified by the Company Secretary of any dates when employees are not free to deal. Details of "close periods", namely periods when employees are not free to deal, are also circulated to all employees on the internal e-mail system.

All of our options transactions, including those through plans or trusts sponsored by the Company, must also be approved in advance. Members of the Board of Directors, Executive Board members, and employees must obtain approval from the Group Company Secretary. The Request for Authorization to Deal Form must be used for dealing in shares and ADRs. The Application Form for the Purpose of Exercises of Share Options must be used for options transactions. We are obligated to inform our connected persons that they are also subject to these requirements. Any dealing they may do must be approved as described above.

                               PROHIBITED DEALINGS

In order to prevent even the appearance of impropriety, we must be careful to deal in AMVESCAP shares or options only when not in possession of material non-public information. This includes, but is not limited to the following:

     o No share dealing within two months before the Company announces its annual results or dividends;

     o    No  share  dealing  within  one  month  before  the   announcement  of
          semi-annual or quarterly results;

     o The exercise of an option or right to purchase under an employee share scheme is generally not permissible where the final exercise date falls within the above periods, although certain transactions may be permissible depending upon the circumstances. In any event, if you are unsure as to your ability to exercise an option you should contact the Company Secretary;

     o No short term or day trading of shares or ADRs, i.e. purchases and sales within a 30 day period.

Any questions regarding this policy or procedures should be referred to the Group Compliance Officer or Group Company Secretary.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT


The Audit Committee of the Boards of Directors of the INVESCO Mutual Funds is composed of four of the Fund's directors who are not affiliated with the Funds' investment adviser. All members are independent. The Board has determined that each of the Committee members is "financially literate" and that at least two members have "accounting or related financial management expertise" as used in the New York Stock Exchange definitions of the terms.

Under the recently enacted Sarbanes-Oxley Act, if the Boards of Directors have not determined that an "audit committee financial expert," a new term defined by the SEC and based on criteria contained in the Act, is serving on the Audit Committee, it must disclose this fact and explain why it does not have such an expert. The Boards of Directors have determined that none of the members of the Audit Committee meet the technical requirements of the definition. Moreover, the Boards believe that for the following reasons it is not necessary for registered investment companies such as the Funds, with an audit committee that meets the New York Stock Exchange requirements of financial literacy, to have a "financial expert" as a member of the committee.

     1. The financial statements of and accounting principles applying to registered investment companies such as the Funds are relatively simple, straightforward and transparent compared to operating companies. The significant accounting issues are valuation of securities and other assets (regulated under the Investment Company Act of 1940 and computed daily), accrual of expenses, allocation of joint expenses shared with other entities such as insurance premiums and disclosures of all related party transactions. Equally important is a knowledge of the tax laws applying to registered investment companies. None of the accounting issues involving corporate America that have received recent publicity such as sophisticated derivative transactions and special purpose entities are present in financial reporting for registered investment companies.

     2. During the years that the Funds has been filing financial reports under the 1940 Act since their inception, there has never been a requirement for a financial report or statement to be restated.

     3. The current members of the Audit Committee have the experience of 23.5 years serving on this Audit Committee and in the Boards' judgement, through this experience and experience with other public corporation's financial affairs, they have an understanding of the relevant generally accepted accounting principles governing the Funds' financial statements, tax laws applying to the Funds, the Funds internal accounting controls and audit committee functions necessary to satisfy the objectives of the Sarbanes-Oxley Act with respect to the financial statements, auditing process and internal controls of the Funds.

     4. The Audit Committee has the capability of employing a consultant who satisfies the technical definition of a "financial expert" and will do so from time to time if circumstances warrant."


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to this filing.

ITEM 5.  [RESERVED]

ITEM 6.  [RESERVED]

ITEM 7.  NOT APPLICABLE

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES

     (a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's President and Treasurer & Chief Financial and Accounting Officer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

     (b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to the significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS

     (a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

          Not  applicable to this filing.

     (b) A separate certification for each principal executive officer and principal financial officers of the Registrant as required by Rule 30a-2 under the Act.

         "Attached hereto"

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto authorized.

INVESCO COUNSELOR SERIES FUNDS, INC.


By:         /s/ Raymond R. Cunningham
            ------------------------------------------------------------
            Raymond R. Cunningham, President and Chief Executive Officer

Date:       October 31, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto authorized.

INVESCO COUNSELOR SERIES FUNDS, INC.


By:         /s/ Ronald L. Grooms
            --------------------------------------------------------------------
            Ronald L. Grooms, Treasurer & Chief Financial and Accounting Officer

Date:       October 31, 2003